	PART I.	INFORMATION CONCERNING SECURITIES

1.	NAME OF FUND:	PUTNAM INCOME FUND
(hereinafter referred to as the "Fund")

2.	NATURE OF FOREIGN	Six classes of shares (Class A shares,
	INVESTMENT FUND SECU-	Class B shares, Class C shares, Class M shares,
	RITIES CERTIFICATES:	Class R shares and Class Y shares)
Registered shares without par value
In Japan, only Class M shares (hereinafter
referred to as the "Shares") are publicly offered.
The Shares are additional offering type
("Tsuikagata"). No rating has been acquired.

3.	TOTAL AMOUNT OF	Up to 3.4 billion U.S. dollars (approximately
	OFFERING PRICE:	JPY 305.2 billion) for Class M Shares.

Note 1: Dollar amount is translated for convenience at the rate of $1.00= JPY 89.77 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi UFJ, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on January 29, 2009). The same applies hereinafter, unless otherwise indicated.

Note 2: In this document, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down when necessary. As a result, there are cases in which Japanese yen figures for the same information differ from each other.

4.	ISSUE PRICE:	The Net Asset Value per Share next calculated
on a Fund Business Day after the application for
purchase is received by the Fund (the "Issue
Price").

Note: A "Fund Business Day" means a day on which the New York Stock Exchange is open for business.

The Issue Price may be applicable at the PLACE
OF SUBSCRIPTION described in Item 8 below.

5.	SALES CHARGE:	The public offering price means the amount
calculated by dividing the net asset value by (1-
0.0325), and rounding to three decimal places.
The sales charge in Japan shall be 3% of the
amount obtained by deduction of the amount
equivalent to 3.15% (3% after tax deduction) of

the public offering price from such price
(hereinafter referred to as the "Sales Price").
Any amount of the Sales Price, that is over the
net asset value, shall be retained by Putnam
Retail Management Limited Partnership (the
"Principal Underwriter"), principal underwriter
of the Fund.

6.	MINIMUM AMOUNT OR	The minimum amount for purchase of Shares
	NUMBER OF SHARES	is 200 shares. Shares may be purchased in
	FOR SUBSCRIPTION:	integral multiples of 100 shares.

7.	PERIOD OF SUBSCRIPTION:	From: April 7, 2010 (Wednesday)
To: April 6, 2011 (Wednesday)
Provided that the subscription is handled only
on a Fund Business Day and a business day
when financial instruments firms are open for
business in Japan.

8.	PLACE OF SUBSCRIPTION:	Mizuho Investors Securities Co., Ltd.
(hereinafter referred to as "Mizuho Investors" or
"Distributor")
Shibusawa City Kakigara-cho, 10-30,
Nihonbashi-Kakigara-cho 2-chome, Chuo-ku,
Tokyo

Note: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned Distributor.

9.	DATE	Investors shall pay the Issue Price and Sales
	OF PAYMENT:	Charge to Mizuho Investors within 4 business
days in Japan from the day when Mizuho
Investors confirms the execution of the order
(the "Trade Day").
The total issue price for each Application Day
will be transferred by Mizuho Investors to the
account of the Principal Underwriter within 3
Fund Business Days (hereinafter referred to as
"Payment Date") from (and including) the
Application Day.

10.	PLACE OF PAYMENT:	Mizuho Investors:
Shibusawa City Kakigara-cho, 10-30,
Nihonbashi-Kakigara -cho 2-chome, Chuo-ku,
Tokyo

11. MATTERS CONCERNING THE TRANSFER AGENCY:

Not applicable.

12. MISCELLANEOUS:

(a) DEPOSIT FOR SUBSCRIPTION: None.

(b) OUTLINE OF UNDERWRITING, ETC.:

(i) Mizuho Investors undertakes to make a public offering of the Shares in accordance with an agreement dated 18th August, 1997 with the Principal Underwriter in connection with the sale of the Shares in Japan.

(ii) During the public offering period, Mizuho Investors will execute or forward purchase orders and repurchase requests for the Shares received directly or indirectly through other Sales Handling Companies (hereinafter referred to, together with Distributor, as "Sales Handling Companies") to the Fund.

Note: "Sales Handling Company" means a financial instruments firm and/or registration agent financial institution which shall conclude the agreement with a distributor concerning agency business of units of the Fund, acts as agent for a distributor for subscription or redemption of shares from investors and subscription money from investors or payment of redemption proceeds to investors, etc.

(iii) The Fund has appointed Mizuho Investors as the Agent Company (the "Agent Company") in Japan.

Note: "The Agent Company" shall mean a company which, under a contract made with a foreign issuer or a local underwriter of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and Sales Handling Companies rendering such other services.

(c) Method of Subscription:

Investors who subscribe to Shares shall enter into an agreement with the Sales Handling Companies concerning transactions of foreign securities. The Sales Handling Companies shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (collectively the "Account Contract") and the investors submit to the Sales Handling Companies an application requesting the opening of a transactions account under the Account Contract. The subscription amount shall be paid in yen in principal and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by such Sales Handling Companies.

The subscription amount shall be paid in dollars to the account of the Principal Underwriter, by Mizuho Investors on the Payment Date.

(d) PAST PERFORMANCE

The performance information below gives some indication of the risks associated with an investment in the Fund and why a long-term investment horizon is important. The bar chart shows calendar year returns and the average annual total return over the past 10 years for the Fund's class M shares. Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. Although this information can be valuable, it is important to remember that past performance is not necessarily an indication of future results.

Annual Performance of class M shares at net asset value

* Best calendar quarter (Q2 2009), 14.60%.

* Worst calendar quarter (Q4 2008), -14.44%.

This table compares the Fund's performance to that of a broad measure of market performance. Unlike the bar chart, this performance information reflects the impact of sales charges (see (e) COSTS ASSOCIATED WITH AN INVESTOR'S INVESTMENT below for details). Class M share performance reflects the current maximum initial sales charge of 3.25%. The Fund's performance for portions of the periods benefited from the agreement of Putnam Investment Management, LLC (the "Investment Management Company") to limit the Fund's expenses. The Fund's performance is compared to the Barclays Capital Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities.

Average Annual Total Returns after sales charges (for periods ending 12/31/2009)
	Past 1 year	Past 5 years	Past 10 years

Class M	39.86%	4.29%	5.31%

Barclays Capital Aggregate Bond Index
(no deduction for fees, expenses or	5.93%	4.97%	6.33%
taxes)

(e) COSTS ASSOCIATED WITH AN INVESTOR'S INVESTMENT

 Maximum sales charges and redemption fees (paid directly from an investor's investment)

This table summarizes the fees and expenses investors may pay if they invest in the Fund. Expenses are based on the Fund's last fiscal year.

Shareholder Fees (fees paid directly from an investor's investment)*
Class M

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the	3.25%**
offering price)

Maximum Deferred Sales Charge (Load) (as a percentage of the original
purchase price or redemption proceeds, whichever is lower)	NONE***

Maximum Redemption Fee**** (as a percentage of total redemption
proceeds)	1.00%

* Certain investments in class M shares may qualify for discounts on applicable sales charges.

** The sales charge in Japan shall be 3% of the amount obtained by deduction of the amount equivalent to 3.15% (3% after tax deduction) of the public offering price from such price.

*** A deferred sales charge of 0.40% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge outside of Japan.

**** A 1.00% redemption fee (also referred to as a "short-term trading fee") may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. (Redemption fees will not apply to redemptions from omnibus accounts in which the Japanese shareholders invest.)

Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

All mutual funds pay ongoing fees for investment management and other services. These charges, expressed as a percentage of Fund assets, are known as the Total Annual Fund Operating Expenses.

The table below shows the Fund's annual operating expenses for the fiscal year ended October 31, 2009 (except as otherwise indicated).

		Distribution		Acquired Fund	Total Annual
	Management	& Service	Other	Operating	Fund Operating
	Fees	12b-1 Fees	Expenses	Expenses	Expenses†

Class M	0.40%	0.50%	0.28%	0.02%	1.20%

† Reflects projected expenses under a new management contract effective1/1/2010 and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.

Excludes estimated interest expense accruing in connection with the termination of certain derivatives contracts. Had such interest been included, for Class M Shares, "Other Expenses" would be 0.40%, and "Total Annual Fund Operating Expenses" would be increased by 0.12%

(f) HOW DO THESE FEES AND EXPENSES LOOK IN DOLLAR TERMS?

The following hypothetical example is intended to help investors compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that investors invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all their shares at the end of those periods. It assumes a 5% return on an investor's investment each year and that the Fund's operating expenses remain the same. An investor's actual costs may be higher or lower.

Example: Sales charge plus annual operating expenses on a $10,000 investment over time

	1 year	3 years	5 years	10 years

Class M	$443	$694	$963	$1,732

(g) Offerings other than in Japan:

Shares are simultaneously offered in the United States of America.

PART II. INFORMATION CONCERNING THE FUND

I. DESCRIPTION OF THE FUND

1. NATURE OF THE FUND

(1) Objectives and Basic Nature of the Fund:

(i) Form of the Fund:

Putnam Income Fund (the "Fund") is a Massachusetts business trust organized on August 13, 1982 as the successor to The Putnam Income Fund, Inc., a Massachusetts corporation organized on October 13, 1954. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end management investment company with an unlimited number of authorized shares of beneficial interest which may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Only the Fund's class M shares are currently offered in Japan. The Fund also offers other classes of shares with different sales charges and expenses in the United States of America. Because of these different sales charges and expenses, the investment performance of the classes will vary.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at least every five years.

The Fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities and securities issued by other investment companies). The remaining 25% of its total assets is not subject to this restriction. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may choose to redeem the investor's shares without the investor's permission and send the investor the proceeds after providing the investor with at least 60 days notice to attain the minimum. The Fund may also redeem shares if investors own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future investors.

No limitation is set to the amount of the trust money.

(ii) Objectives and Basic Nature of the Fund:

GOAL

The Fund seeks high current income consistent with what Putnam Investment Management, LLC (the "Investment Management Company") believes to be prudent risk.

INVESTMENTS

The Fund invests mainly in bonds that:

- are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars,

- are either investment-grade or below-investment-grade (sometimes referred to as "junk bonds"), and

- have intermediate to long-term maturities (three years or longer).

The Investment Management Company may consider, among other things, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The Investment Management Company may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

MAIN RISKS

It is important to understand that the investors can lose money by investing in the Fund.

The prices of bonds in the Fund's portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. This risk includes interest rate risk, which means the prices of the Fund's investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the Fund's investments may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds and credit risk is generally greater for below-investment-grade bonds (a significant part of the

Fund's investments). Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. The Fund's use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of many over-the-counter instruments, by being illiquid because of the potential inability to terminate or sell derivatives positions.

The Fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(2) Structure of the Fund

(i) Structure of the Fund

Fund
Putnam Income Fund
Trustees
(Agreement and Declaration of Trust)
Distribution Agreement
Investor Servicing Agreement
Principal Underwriter
Putnam Retail Management Limited Partnership
(acts as distributor)
Investor Servicing Agent
Putnam Investor Services, Inc.
(acts as investor servicing agent of the Fund)
Master Custodian Agreement
Agent Company Agreement
Japan Dealer Sales Contract
Management Contract
Custodian Sub-Accounting Agent
State Street Bank and Trust Company
(acts as custodian and sub-accounting agent of the Fund)
Distributor in Japan Agent Company
Mizuho Investors Securities Co., Ltd.
(forwarding of sales and repurchases of the Shares of the Fund in Japan and rendering of service as agent company)
Master Sub-Accounting Agreement
Investment Management Company
Putnam Investment Management, LLC
(acts as investment manager of the Fund and investment adviser concerning the Fund's assets)
Sub-Management Contract (Note)
Sub-Investment Management Company
Putnam Investments Limited
(may act as investment adviser concerning a portion of the Fund's assets)

(Note) The Sub-Management Contract of the Fund is effective on February 28, 2010.

(ii) The name, Role in Management of the Fund and Outline of Agreements of Affiliated Parties of the Investment Management Company and the Fund:

Name	Role in Management of	Outline of Agreements of Affiliated
	the Fund	Parties

Putnam Investment	Investment	The Management Contract (Note 1)
Management, LLC	Management Company	dated January 1, 2010 between the
Fund and the Investment
Management Company provides for
investment management services to
the Fund.

Putnam	Sub-Investment	The Sub-Management Contract (Note 2)
Investments	Management Company	as of May 15, 2008 (as amended on
Limited		December 14, 2009) between the
Investment Management Company
and the Sub-Investment Management
Company provides for the
sub-investment manager to manage a
portion of the Fund's assets.

Putnam Investor	Investor Servicing	Investor Servicing Agreement (Note 3)
Services, Inc.	Agent	dated January 1, 2009 with the Fund
provides for investor services to the
Fund.

State Street Bank	Custodian and	Master Custodian Agreement (Note 4)
and Trust Company	Sub-Accounting Agent	dated January 1, 2007 with the Fund
provides for the custodial services to
the Fund.
Master Sub-Accounting Agreement
(Note 5) dated January 1, 2007 with the
Investment Management Company
provides the sub-accounting services
for the Fund.

Putnam Retail	Principal Underwriter	Distributor's Contract dated August
Management		3, 2007 with the Fund provides for
Limited Partnership		underwriting services of the Fund's
("Putnam Retail		shares.
Management")

Mizuho Investors	Agent Company	Agent Company Agreement (Note 6)
Securities Co., Ltd.	Distributor in Japan	dated July 23, 1997 with the Fund
("Mizuho		provides the agent company services
Investors")		in Japan.
Japan Dealer Sales Contract (Note 7)
dated August 18, 1997 with the
Principal Underwriter provides the
forwarding of sales in Japan for the
Fund.

(Note 1) The "Management Contract" shall mean an agreement by which the Investment Management Company agrees to furnish continuously an investment program for the Fund, and to manage, supervise and conduct the other affairs and business of the Fund in compliance with the provisions of the Agreement and the Declaration of Trust and the By-Laws of the Fund and its stated investment objectives, policies and restrictions.

(Note 2) The "Sub-Management Contract" is an agreement by which the Sub-Investment Management Company agrees to provide investment advisory services for a portion of the Fund's assets as determined from time to time by Investment Management Company.

(Note 3) The "Investor Servicing Agreement" is an agreement by which the Investor Servicing Agent agrees to provide investor servicing agent functions to the Fund.

(Note 4) The "Master Custodian Agreement" in an agreement by which the Custodian provides services for the Fund's assets such as custody, delivery and registration of the securities, funds and other property owned by the Fund.

(Note 5) The "Master Sub-Accounting Agreement" is an agreement by which the Sub-Accounting Agent agrees to provide sub-accounting agent functions to the Fund.

(Note 6) The "Agent Company Agreement" shall mean an agreement that the Agent Company in Japan, which was appointed by the Fund, agrees to distribute the prospectuses to the Sales Handling Companies regarding the shares of the Fund, publish the net asset value per share, and distribute the documents such as the management reports, etc. in accordance with the provisions of the applicable laws and regulations of Japan and/or the rules of the Japan Securities Dealers' Association.

(Note 7) The "Japan Dealer Sales Contract" shall mean an agreement that the Distributor in Japan agrees to sell the shares delivered by the Investment Management Company for the purpose of public offering in Japan in accordance with the provisions of the applicable laws and regulations of Japan and the prospectus.

(iii) Outline of the Investment Management Company

A. Fund

(A) Law of Place of Incorporation

The Fund is a Massachusetts business trust organized in Massachusetts, U.S.A. on August 13, 1982 as the successor to The Putnam Income Fund, Inc., a Massachusetts corporation formed on October 13, 1954.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Fund is an open-end, diversified management company under the Investment Company Act of 1940.

(B) Purpose of the Fund

The purpose of the Fund is to provide investors with a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

(C) Amount of Capital Stock

Not applicable.

(D) History of the Fund

October 13, 1954:	Organization of the Fund as a Massachusetts
corporation.

August 13, 1982:	Organization of the Fund as a Massachusetts business
trust. Adoption of the Agreement and Declaration of
Trust.

April 7, 1989:	Adoption of the Amended and Restated Agreement and
Declaration of Trust.

(E) Information Concerning Major Shareholders

Not applicable.

B. Putnam Investment Management, LLC (the "Investment Management Company")

(A) Law of Place of Incorporation

The Investment Management Company is a limited liability company organized under the Law of the State of Delaware, U.S.A. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Investment Advisers Act of 1940 may not conduct their business unless they are registered with the Securities and Exchange Commission (the "SEC").

The Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.

(B) Purpose of the Company

The Investment Management Company's primary business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

(C) Amount of Capital Stock

1. Amount of Member's Equity (as of the end of January, 2010): $32,199,407†

2. Amount of Member's Equity (for the past five years):

Amount of
Year	Member's Equity

End of 2005	$73,231,356
End of 2006	$70,594,104
End of 2007	$117,226,875
End of 2008	$58,526,939
End of 2009	$69,079,977 †

† Unaudited.

(D) History of the Company

The Investment Management Company is one of America's oldest and largest money management firms. The Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the Fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. The Investment Management Company has been managing mutual funds since 1937. The firm serves as the Investment Management Company for the funds in the Putnam Family, with mutual fund assets of approximately $61.5 billion in aggregate net asset value and nearly 6 million shareholder accounts at January 31, 2010. An affiliate of the Investment Management Company, The Putnam Advisory Company, LLC, manages non-U.S. and U.S. institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Investments Limited, provides a full range of international advisory services to institutional and retail clients. Another affiliate, Putnam Investor Services, Inc., provides shareholder services to the Putnam funds.

Total assets under management of Putnam entities, including mutual funds and other clients, are nearly US$112 billion as of the end of January, 2010.

Putnam Investment Management, LLC, Putnam Retail Management, Putnam Investment Limited and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments LLC, which is located at One Post Office Square, Boston, Massachusetts 02109 and, except for a minority stake owned by employees, is owned by Great-West Lifeco, Inc., a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.

(E) Information Concerning Major Stockholders

As of the end of January, 2010, all the outstanding interests of the Investment Management Company were owned by Putnam Investments LLC. See subsection (D) above.

2. INVESTMENT POLICY

(1) Basic Policy for Investment:

This section contains greater detail on the Fund's main investment strategies and the related risks an investor would face as a Fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. The Investment Management Company pursues the Fund's goal by investing mainly in bonds that are securitized debt instruments and other government and corporate obligations.

(2) Objectives of Investment:

INVESTMENTS

The Fund invests mainly in bonds that:

- are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars,

- are either investment-grade or below-investment-grade (sometimes referred to as "junk bonds"), and

- have intermediate to long-term maturities (three years or longer).

Non-U.S. investments. If the Fund invests in non-U.S. securities, such as U.S. dollar denominated fixed-income securities of non-U.S. issuers, the Investment Management Company may encounter certain special risks described under the "Investment Risks, Risk Factors" below (see P. 31).

Derivatives. The Investment Management Company may engage in a variety of transactions involving derivatives, such as futures, options and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Investment Management Company may make use of "short" derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. The Investment Management Company may use derivatives both for hedging and non-hedging purposes. For example, the Investment Management Company may use derivatives to increase or decrease the Fund's exposure to long- or short-term interest rates (in the United States or outside of the United States) or as a substitute for a direct investment in the securities of one or more issuers. However, the Investment Management Company may also choose not to use derivatives, based on its evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities ("ARMs"), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The Fund may also invest in "hybrid" ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Other investments

In addition to the main investment strategies described above, the Investment Management Company may make other types of investments, such as investments in hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws. The Fund may also loan its portfolio securities to earn income. These practices may be subject to other risks.

Alternative strategies. Under normal market conditions, the Investment Management Company keeps the Fund's portfolio fully invested, with minimal cash holdings. However, at times the Investment Management Company may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of its shareholders. The Investment Management Company then may temporarily invest some or all of the Fund's assets using alternative strategies that are mainly designed to limit losses. However, the Investment Management Company may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies. The Fund's Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

Options on Securities

Writing covered options. The Fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Management Company in accordance with procedures established by the Trustees, in such amount as are set aside on the Fund's books), when in the opinion of the Investment Management Company such transactions are consistent with the Fund's investment objective(s) and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Management Company in accordance with procedures established by the Trustees, in such amount as are set aside on the Fund's books). In the case of put options, the Fund will set aside on its books assets determined to be liquid by the Investment Management Company in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the Fund holds the security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the Fund does not hold the underlying security, the Fund bears the risk that, if the market price exceeds the option strike price, the Fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The Fund may also purchase put options for other investment purposes.

Purchasing call options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The Fund may also purchase call options for other investment purposes.

Over-the-counter ("OTC") options purchased by the Fund and assets held to cover OTC options written by the Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund's ability to invest in illiquid securities. The Fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the Fund may also enter into options on futures, swaps, or other instruments.

Securities Loans. The Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income.

Hybrid Instruments.

Under U.S. law, these instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument.

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Portfolio turnover rate. The Fund pays transaction-related costs when it buys and sells securities (or "turns over" its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, affect Fund performance. The Fund's turnover rate in the most recent fiscal year was 331%.

Portfolio holdings. For information on the Fund's portfolio, investors may visit the Putnam Investments website, putnam.com/individual, where the Fund's top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the Fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC's website at http://www.sec.gov.

(3) Management Structure of the Fund:

The Trustees have retained the Investment Management Company, which has managed mutual funds since 1937, to be the Fund's investment manager, responsible for making investment decisions for the Fund and managing the Fund's other affairs and business.

The Investment Management Company is ultimately managed by its managing member. The Sub-Investment Management Company is ultimately managed by its Board of Directors which is elected by its shareholders.

The investment performance and portfolio of the Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company.

The basis for the Trustees' approval of the Fund's management contract is discussed in the Fund's annual report to shareholders dated October 31, 2009 and filed with the SEC.

The Investment Management Company has retained its affiliate Putnam Investments Limited ("Sub-Investment Management Company") to make investment decisions for such Fund assets as may be designated from time to time for its management by the Investment Management Company. The Investment Management Company (and not the Fund) will pay a quarterly sub-management fee to the Sub-Investment Management Company for its services at the annual rate of 0.40% of the average aggregate net asset value of any Fund assets managed by the Sub-Investment Management Company. The Sub-Investment Management Company, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

Pursuant to this arrangement, investment professionals who are based in non-U.S. jurisdictions may serve as portfolio managers of the Fund or provide other investment services, consistent with local regulations.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and numerous on-site visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

Portfolio managers.

The officers of the Investment Management Company identified below are primarily responsible for the day-to-day management of the Fund's portfolio.

Portfolio	Joined	Employer	Positions Over Past Five Years
Managers	Fund

Rob A.	2003	The Investment Management	Head of Fixed Income
Bloemker		Company	Previously, Deputy Head of Investments
1999-Present

Carl D. Bell	2008	The Investment Management	Team Leader, Structured Credit
		Company	Previously, Team Member, Mortgage/Asset Backed
		1998-Present	Securities Team

Kevin F.	2005	The Investment Management	Team Leader, High Grade Credit and Emerging Market
Murphy		Company	Debt
		1999-Present	Previously, Investment Strategist

Michael V.	2007	The Investment Management	Team Leader, Liquid Markets
Salm		Company	Previously, Mortgage Specialist
		1997-Present

Raman	2005	The Investment Management	Team Leader, Portfolio Construction
Srivastava		Company	Previously, Portfolio Construction Specialist;
		1999-Present	Quantitative Analyst

Compensation of investment professionals.

The Investment Management Company's goal for its products and investors is to deliver top quartile or better performance over a rolling 3 year period versus peers on a pre-tax basis. For the Fund, the peer group the Investment Management Company compares Fund performance against is the Lipper GNMA Funds Category. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager's performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages. The period over which performance is measured is the lesser of three years or the length of time which the portfolio manager has managed the Fund.

Actual incentive compensation may be greater or less than a portfolio manager's target, as it takes into consideration team/group performance, qualitative performance factors and other considerations in the Investment Management Company's discretion. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

Ownership of securities

The dollar range of shares of the fund owned by each portfolio manager at the end of the Fund's last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Portfolio Managers	Dollar range of shares owned
Rob A. Bloemker	$100,001 - $500,000
Carl D. Bell	$0

Kevin F. Murphy	$100,001 - $500,000
Michael V. Salm	$100,001 - $500,000
Raman Srivastava	$50,001 - $100,000

Structure of Fund Management:

As described above, the Fund will invest mainly in bonds denominated in U.S. dollars. The Investment Management Company shall faithfully carry out the stated investment objectives of the Fund. In accordance with the Investment Company Act of 1940, the Fund has "fundamental" investment restrictions governing certain of its investment practices, as described below.

(a) Investment Team

At the Investment Management Company, a fixed-income team of about 70 investment professionals is organized into specialized sector teams and integrated research teams with a centralized portfolio construction and risk management platform.

(b) Investment Process

Investment Philosophy

The Core Fixed Income Team (the "Team") believes that fixed income markets are inefficient at pricing the risk of various securities, and that active management can add value to client portfolios by exploiting these inefficiencies through the disciplined and systematic application of a well-defined, robust investment process. Such a process, in the Team's view, is characterized by multiple sources of potential excess return, inherent risk controls, and a broad investment universe taking advantage of the entire opportunity set available. This is intended to ensure that the Team's investment process does not become overly reliant on any one particular strategy or opportunity that may only be sporadically available or effective. In addition, this approach seeks to provide the Team with the flexibility to isolate only the most attractive sources of excess return in the marketplace at any given time.

The Team's investment philosophy is based on the following premises:

► Active Management succeeds through the identification and exploitation of market inefficiencies and in particular understanding the reasons for the inefficiencies.

► Exploiting the Full Opportunity Set - The Team believes exploitable inefficiencies exist in all areas of the fixed income markets and looks to take advantage of all of them. Furthermore, the Team believes that the greatest opportunities occur in security selection, especially in the newer or more complex market segments. The Team believes that it has a particular advantage in these areas as few active managers put the same focus on these opportunities for their sources of returns.

► Disciplined, Diverse Set of Decisions - The Team believes identification of inefficiencies is difficult, takes discipline, and can never be guaranteed in an individual case. The Team believes that diversification will provide with consistent returns where its skill is applied; a disciplined approach it believes will ensure that such results are repeatable.

► Dedicated Sector Specialist Teams - Understanding the dynamics of fixed income markets and individual securities is a complex, technical area with vast volumes of information. The Team believes that opportunities are most effectively exploited by dedicated sector specialist teams, built with industry veterans possessing complementary skill sets and using next-generation analytical techniques and tools.

► Robust Research Capabilities - A broad research platform is required to exploit the opportunities available in the marketplace. The Team's analysis of the market is based upon fundamental, macroeconomic, and quantitative research. Research is focused on developing both a top-down view of broader market performance and a bottom-up outlook for individual securities. Each strategy employed in the portfolio may depend upon a different blend of these types of research; therefore strong capabilities are required in each area.

Central to the Team's investment philosophy is that it uses the full opportunity set in searching for the most attractive investments from a risk/return perspective. As such, the Team is agnostic in its approach to investing and not overly reliant on one source of alpha. In support of this approach, the Team has built strong sub-teams in global rates, structured and securitized, and credit which it believes will allow it to outperform in market environments where any specific sector is in or out of favor. The Team's portfolios are constructed without embedded structural sector biases that could cause a drag on portfolio performance in any specific market environment. The Team believes it is positioned to take advantage of whatever opportunity the market presents, and to adjust its alpha sources accordingly.

Summary Investment Process

Generating alpha is where the skill of the Investment Management Company's over 70-member Team is applied, and what the Team is compensated for. Regardless of risk/return levels, liability benchmarks, or guideline constraints, the Team's mission is the relentless pursuit of the broadest possible range of independent strategies.

The Team employs a bottom-up approach to identify and capture security specific idiosyncratic risk in the Fund. Investment strategies access all areas of the global fixed income market, including sovereign (developed and emerging), credit (investment grade, high yield, bank loans, convertible bonds, and structured credit), and securitized (MBS, ABS, CMBS, CMO). In addition to security selection and sub-sector allocation, the Team employs macro strategies, including currency, country, and global term structure, as a separate uncorrelated source of excess return.

The Team's Sector Specialists scour these areas of the market searching for mispriced (undervalued) securities. It is the extent to which these bonds are undervalued relative to their sectors that the Team seeks to capture in the Fund (i.e. the idiosyncratic risk of the security), not currency, sector, or interest rate risk. Derivatives are employed to help eliminate these risks. Currency risk is hedged through currency forwards. Interest rate risk is hedged by using Treasury futures, or interest rate swaps. This process is repeated on a large scale, upwards of 80-100 times, across all sectors of the market, resulting in a diversified portfolio of independent alpha sources, each with an expected excess return of 1-3 basis points.

The Team's dedicated Portfolio Construction group determines the optimum way to combine these alpha strategies in a systematic and objective fashion using its proprietary global risk system (a covariance matrix of common factors and security specific risk that serve as the basis for forecasting the return volatility of a set of securities). Security weights are set to the highest information ratio possible (typically at least 1.0), and are sized so that no one strategy or macro theme should dominate the risk profile of the portfolio.

Allocating risk to specific strategies is a dynamic process and a function of the types of strategies being uncovered by the Team's Sector Specialists. At any given time the Fund may be running upwards of 80-100 different alpha generating strategies, which are sized according to the distribution of potential returns and the Team's conviction in the strategy. Depending on the current market environment and the opportunities available, the mix of strategies employed in the Fund can change significantly. The Team does not establish static or target risk allocations as part of a top-down analysis of the markets and sectors and allocate risk to these targets. Rather, the risk budgeting process is based on bottom-up analysis of specific strategies, looking at historical volatilities and correlations in conjunction with the other strategies in the portfolio to establish active weights that reflect the Team's conviction in the strategy as well as an understanding of all potential risks.

The Fund utilizes a bottom-up driven investment process that seeks to take advantage of the full opportunity set within the global fixed income market, as shown in the graphic below, taking full account of the specialized sector expertise of the

Investment Management Company's over 70 member Team. There are approximately 10,000 securities available in the Fund's investable universe.

(c) Management of Fund Business

Performance and Analytics Team

Independently from the Investment Division, the Performance and Analytics Team measures the Fund's performance, and reports to the Management Committee.

Legal and Compliance Division

Independently from the Investment Division, the Legal and Compliance Division monitors portfolio holdings, trading compliance and Fund investment restriction compliance. These matters are monitored and resolved according to the Investment Management Company's broad-based compliance policies and procedures and applicable legal requirements. The Legal and Compliance Division reports directly to senior management, and not to the Investment Division or other business divisions.

Risk and Portfolio Analysis Group

Independently from the Investment Division, the Investment Management Company has established an independent Risk and Portfolio Analysis Group which is charged with identifying, monitoring, and assessing risk factors and controls across Putnam's investment activities. This group works closely with the Investment Division, but is part of the Administrative Division and reports to the Investment Management Company's Chief Administrative Officer. This organizational structure facilitates an independent assessment of the risk issues as they arise.

Internal and External Inspections

Various aspects of the operations of the Investment Management Company, including its management of the Fund, are included in the scope of internal audits performed by the Investment Management Company's internal audit function, which conducts a broad spectrum of audits developed using a risk-based approach. The internal audit function tracks and tests the remediation of its recommendations, and provides reports to Senior Management. In addition, various aspects of the internal control environment of the Investment Management Company and its affiliates are subject to review by a third-party audit firm on a periodic basis.

As noted above, the Investment Management Company's business operations (including not only investment compliance, but other key areas such as distribution/sales and operations), are subject to ongoing monitoring by the Investment Management Company's Legal and Compliance Division, which consists of a variety of sub-groups covering different areas of the business. The Investment Management Company is further subject to regulation and inspection by the SEC.

All employees of the Investment Management Company are bound by the Investment Management Company's Code of Ethics, which includes certain restrictions on personal investing and disclosure requirements. Additional requirements under the Code of Ethics apply to investment professionals of the Investment Management Company. Compliance with the Code of Ethics is monitored on an ongoing basis by the Legal and Compliance Division. Oversight of third parties.

Service providers of the Fund (the Investor Servicing Agent, the Custodian and Sub-Accounting Agent, and the Principal Underwriter) as described in "1. Nature of the Fund, (2) Structure of the Fund" above, are monitored by the Investment Management Company, through each contract with the relevant service provider. These contracts may be terminated under certain circumstances. (Because the Principal Underwriter and Investor Servicing Agent are affiliates of the Investment Management Company, they are subject to the same control and compliance environment as the Investment Management Company and are not third-party service providers.)

The Investment Management Company seeks to monitor the level of service provided to the Fund by third-party providers in the first instance through ongoing contacts between Operations professionals of the Investment Management Company and the relevant service providers.

(4) Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains at least annually. The payment of distributions to Japanese investors will be made around the end of each month by Mizuho Investors.

(5) Restrictions on Investment:

Except for the investment restrictions designated as fundamental below, the investment restrictions described in this Securities Registration Statement and the Japanese prospectus are not fundamental investment restrictions. The Trustees may change any non-fundamental restrictions without shareholder approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(a) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(b) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(c) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(d) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(e) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(f) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign currency exchange transactions and other financial transactions not involving physical commodities.

(g) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain U.S. federal securities laws.

(h) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities), if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(I) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

(II) The Fund will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.

(III) The Fund will not issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

In addition, so long as shares of the Fund are being offered for sale by the Fund in Japan, the Fund has undertaken to the Japanese Securities Dealers Association that the Fund will not:

a) invest more than 15% of its net assets in securities that are not traded on an official stock exchange or other regulated market, including, without limitation, the U.S. National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by the Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

b) borrow money in excess of 10% of the value of its total assets;

c) make short sales of securities in excess of the Fund's net asset value; and

d) together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Also in connection with the Fund's offering of its shares in Japan, the Fund has adopted the following non-fundamental investment restriction:

The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund's status as a "bond investment trust" under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

All percentage limitations on investments (other than pursuant to non-fundamental restriction (I)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

3. INVESTMENT RISKS:

(1) Risk Factors:

A description of the risks associated with the Fund's main investment strategies follows:

Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before their maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. As a result, they may cause the Fund to pay higher dividends, and their values tend to decline over time.

Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

The Fund invests mostly in investment-grade investments. These are rated at least BBB or its equivalent by a U.S. nationally recognized securities rating agency, or are unrated investments the Investment Management Company believes are of comparable quality. The Fund may also invest in securities rated below investment grade. However, the Fund will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or in unrated securities that the Investment Management Company believes are of comparable quality. The Fund will not necessarily sell an investment if its rating is reduced after the Fund buys it.

Investments rated below BBB or its equivalent are below investment-grade (sometimes referred to as "junk bonds"). This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for the Fund to sell the investments at prices approximating the values the Fund had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Fund to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although the Investment Management Company considers credit ratings in making investment decisions, it performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. The Investment Management Company's success in achieving the Fund's investment objective may depend more on its own credit analysis when the Investment Management Company buys lower quality bonds than when it buys higher quality bonds. The Fund may have to participate in legal proceedings involving the issuer. This could increase the Fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. Such investments may increase the volatility of the Fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Non-U.S. investments. If the Fund invests in non-U.S. securities, such as U.S. dollar-denominated fixed-income securities of non-U.S. issuers, the Investment Management Company may encounter certain special risks. For example, their values may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means the Investment Management Company may at times be unable to sell them at desirable prices. Non-U.S. settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in non-U.S. markets, or investments in U.S. companies that have significant non-U.S. operations.

Derivatives. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Investment Management Company's ability to manage these sophisticated instruments. Some derivatives are "leveraged", which means that they provide the Fund with investment exposure greater than the value of the Fund's investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations.

Other risks associated with the Fund's investments:

Mortgage-backed and Asset-backed Securities. Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time. The Fund currently does not intend to invest more than 35% of its assets in IOs and POs under normal market conditions.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of U.S. state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Risk factors in options transactions. The successful use of the Fund's options strategies depends on the ability of the Investment Management Company to forecast correctly interest rate and market movements. For example, if the Fund were to write a call option based on the Investment Management Company's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Investment Management Company's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Investment Management Company deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. For example, if the Fund is unable to purchase a security underlying a put option it had purchased, the Fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

Non-U.S.-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various non-U.S. countries, and because different holidays are observed in different countries, non-U.S. options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Securities loans. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the Fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities. The Fund may pay fees in connection with arranging loans of its portfolio securities.

Hybrid Instruments. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the non-U.S. bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments under U.S. law may reduce demand for such instruments. Hybrid instruments also may not be subject to regulation by the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

(2) Management Structure for the Risks:

The Investment Management Company builds risk management into the investment process. The Investment Management Company identifies areas of potential risk and then puts the policies, procedures and controls in place - including oversight by a Risk Management Committee - to actively manage those risks.

4. FEES AND TAXES

(1) Sales Charge:
(a) Sales Charge overseas (U.S.A.):

Class M shares

- Initial sales charge of up to 3.25%

- Lower sales charges available for investments of $50,000 or more

- No deferred sales charge (except that a deferred sales charge of 0.40% may be imposed on certain redemptions of shares bought without an initial sales charge)

- Lower annual expenses, and higher dividends, than class B or C shares (not offered in Japan) because of lower 12b-1 fees

- Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fees

- No conversion to class A shares (not offered in Japan), so future 12b-1 fees do not decline over time

- Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares (as described below), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares (not offered in Japan) would be more advantageous and consult their financial representative.

Initial sales charges for class M shares

	Class M sales charge
	as a percentage of*:

Amount of purchase	Net amount	Offering
at offering price ($)	invested	price **

Under 50,000	3.36%	3.25%
50,000 but under 100,000	2.30	2.25
100,000 but under 250,000	1.27	1.25
250,000 but under 500,000	1.01	1.00
500,000 and above	None	None

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges paid may be more or less than these percentages.

** Offering price includes sales charge.

The Fund offers two principal ways for the investors to qualify for discounts on initial sales charges on class A and class M shares, often referred to as "breakpoint discounts:"

• Right of Accumulation. The investors can add the amount of their current purchases of class A or class M shares of the Fund and other Putnam funds to the value of their existing accounts in the Fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial advisors. For the investors' current purchases, the investor will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of their current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of their existing accounts and any linked accounts, for purchases before April 19, 2010, the Fund will use the current maximum public offering price of those shares. Effective April 19, 2010, the Fund will use the higher of (a) the current maximum public offering price of those shares or (b) the initial value of the total purchases or, for shares held on December 31, 2007, the market value at maximum public offering price on that date (less the value of shares redeemed on the applicable redemption date) of those shares.

• Statement of Intention. A statement of intention is a document in which the investors agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase the investors make under the statement of intention, an investor will pay the initial sales charge applicable to the total amount the investors have agreed to purchase. While a statement of intention is not a binding obligation on the investors, if the investors do not purchase the full amount of shares within 13 months, the Fund will redeem shares from their account in an amount equal to the difference between the higher initial sales charge the investors would have paid in the absence of the statement of intention and the initial sales charge investors actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

• Individual accounts

• Joint accounts

• Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

• Shares of Putnam funds owned through accounts in the name of the investors' dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

• Accounts held as part of a Section 529 college savings plan managed by the Investment Management Company (some restrictions may apply)

In order to obtain a breakpoint discount, investors should inform their financial representatives at the time they purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or the investors' financial representatives may ask for records or other information about other shares held in their accounts and linked accounts, including accounts opened with a different financial representatives. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on the Investment Management Company's website at putnam.com/individual by selecting "Investment Choices", then "Mutual Funds", then "Pricing Policies".

Deferred sales charges. A deferred sales charge of 0.40% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase. Deferred sales charges will be based on the lower of the shares' cost and current Net Asset Value (the "NAV"). Shares not subject to any charge will be redeemed first, followed by shares held longest. The investor may sell shares acquired by reinvestment of distributions without a charge at any time.

Distribution and service (12b-1) plans. Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with the Principal Underwriter or one of its affiliates). In order to pay for the marketing of Fund shares and services provided to shareholders, the Fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses investors pay each year in certain share classes. The Principal Underwriter and its affiliates also make additional payments to dealers that do not increase investors’ Fund expenses. The plan provides for payments at the annual rate (based on average net assets) of up to 1.00% on class M shares. The Trustees currently limit payments on class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of the investor's investment.

For fiscal years 2007, 2008 and 2009, the Principal Underwriter received $25,691, $86,422 and $320,712, respectively, in total front-end sales charges for class M shares, of which it retained $1,992, $6,232 and $26,066, respectively.

Payments to dealers. If the investors purchase their shares through a dealer, their dealer generally receives payments from the Principal Underwriter representing some or all of the sales charges and distribution and service (12b-1) fees, if any. The Principal Underwriter and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the Fund or other Putnam funds to its customers. These additional payments are made by the Principal Underwriter and its affiliates and do not increase the amount paid by the investor or the Fund.

The additional payments to dealers by the Principal Underwriter and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in Fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam's retail mutual funds attributable to that dealer on an annual basis. These payments are made for marketing support services provided by the dealers, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer's preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other payments. The Principal Underwriter and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and U.S. National Association of Securities Dealers ("NASD") (as adopted by the U.S. Financial Industry Regulatory Authority ("FINRA")) rules and by other applicable laws and regulations. Certain dealers also receive additional payments from the Fund's transfer agent in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the Fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions for affiliated and unaffiliated entities, to exceed 0.13% of the total assets of such shareholders or plan participants in the Fund or other Putnam funds on an annual basis.

An investor's dealer may charge fees or commissions in addition to those disclosed in this document. Investors can also ask their dealer about any payments it receives from the Principal Underwriter and its affiliates and any services their dealer provides, as well as about fees and/or commissions it charges.

(b) Sales Charge in Japan:

The sales charge in Japan shall be 3.15% (3% after tax deduction) of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount of the Sales Price, over the NAV, shall be retained by the Principal Underwriter. The public offering price means the amount calculated by dividing the NAV by (1-0.0325) and rounding to three decimal places.

(2) Repurchase Charge:

(a) Repurchase Charge overseas (U.S.A.):

Not applicable.

(b) Repurchase Charge in Japan:

Repurchase requests in Japan may be made to Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of the Distributor in Japan without a contingent deferred sales charge.

(3) Management Fee, etc.:

(a) Management Fee

Under a new Management Contract approved by shareholders and effective January 1, 2010, the Fund pays a monthly fee to the Investment Management Company at an annual rate (as a percentage of the Fund's average net assets for the month) that varies based on the average of all of the determinations of the aggregate net assets of all open-end funds sponsored by the Investment Management Company (excluding the net assets of such funds investing in, or invested in by, other such funds, such as Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund, to the extent necessary to avoid "double-counting" of such net assets) ("Total Open-End Mutual Fund Average Net Assets"), as determined at the close of each business day during the month, as set forth below:

0.550% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.500% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.450% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.400% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.350% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.330% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.320% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;

and 0.315% of any excess thereafter.

Under the Fund's prior management contract dated August 3, 2007, the Fund paid a quarterly fee to the Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at the annual rate of:

0.65% of the first $500 million of average net assets;

0.55% of the next $500 million of average net assets;

0.50% of the next $500 million of average net assets;

0.45% of the next $5 billion of average net assets;

0.425% of the next $5 billion of average net assets;

0.405% of the next $5 billion of average net assets;

0.39% of the next $5 billion of average net assets; and

0.38% of any excess thereafter.

For the past three fiscal years, pursuant to the management contract, the Fund incurred the following fees:

		Amount of	Amount management fee
	Management	management fee	would have been without
Fiscal year	fee paid	waived	waivers

2009	$4,047,564	$1,908,387	$5,955,951

2008	$9,154,601	$1,975,034	$11,129,635

2007	$10,676,899	$1,983,863	$12,660,762

Under the Management Contract, the Investment Management Company may reduce its compensation to the extent that the Fund's expenses exceed such lower expense limitation as Investment Management Company may, by notice to the Fund, declare to be effective. For the purpose of determining any such limitation on Investment Management Company’s compensation, expenses of the Fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses.

Fund-specific expense limitation. Effective August 1, 2009 through July 31, 2010 the Investment Management Company and the Board of Trustees of the Fund agreed to replace the Lipper category expense limitation applicable to certain funds with a new expense limitation arrangement under which the Investment Management Company will waive management fees of the Fund to the extent that the management fee would otherwise exceed 0.412% of the Fund's average net assets.

(b) Custodian Fee and Charges of the Investor Servicing Agent

Effective January 1, 2007, the Fund retained State Street Bank and Trust Company ("State Street"), located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, as its custodian. State Street is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments, serving as the Fund's non-U.S. custody manager, providing reports on non-U.S. securities depositaries, making payments covering the expenses of the Fund and performing other administrative duties. State Street does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. State Street has a lien on the Fund's assets to secure charges and advances made by it. The Fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The Fund also has an offset arrangement that may reduce the Fund's custody fee based on the amount of cash maintained by its custodian.

Putnam Investor Services, Inc. is the Fund's Investor Servicing Agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the Fund as an expense of all its shareholders. The fee paid to Putnam

Investor Services, Inc. is determined on the basis of the number of shareholder accounts in the Fund and the level of defined contribution plan assets in the Fund. Effective August 1, 2009 through at least July 31, 2010, investor servicing fees for the Fund will not exceed an annual rate of 0.375% of the Fund's average assets.

For the fiscal year ended on October 31, 2009, the Fund incurred $2,242,032 in fees for investor servicing provided by Putnam Investor Services, Inc. and, prior to January 1, 2009, Putnam Fiduciary Trust Company and $112,002 in fees for custody services provided by State Street and the Fund's expenses were reduced by $16,383 under the expense offset arrangement between State Street and the Investment Management Company.

(c) Fees under Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to the Principal Underwriter at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets. Because these fees are paid out of assets of the Fund, on an outgoing basis, they will increase the cost of an investor' investments. Mizuho Investors and other dealers are paid from the 0.50% that the Fund pays the Principal Underwriter.

Payments under the plan are intended to compensate the Principal Underwriter for services provided and expenses incurred by it as principal underwriter of the Fund's shares, including the payments to dealers mentioned above. Putnam Retail Management may suspend or modify such payments to dealers.

For the fiscal year ending on October 31, 2009, the Fund paid fees to the Principal Underwriter under the distribution plan of $845,574 for Class M shares.

(4) Other Expenses:

The Fund pays all expenses not assumed by the Investment Management Company, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which differ by the relevant class of shares). The Fund also reimbursed the Investment Management Company for administrative services during fiscal 2009, including compensation of certain Fund officers and contributions to the Putnam Investments Profit Sharing Retirement Plan. The total reimbursement is determined annually by the Trustees and was $46,676 for fiscal 2009, of which $39,873 represents a portion of total reimbursement for compensation and contributions.

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, the Investment Management Company also manages the Fund's other affairs and business. The basis for the Trustees' approval of the Fund's management contract is discussed in the Fund's annual report to shareholders dated October 31, 2009.

The table below shows the value of each Trustee's holdings in the Fund and in all of the Putnam funds as of December 31, 2009.

Aggregate dollar range of shares
	Dollar range of Putnam	held in all of the Putnam funds
Name of Trustee	Income Fund shares owned	overseen by Trustee
Ravi Akhoury	$1-$10,000	over $100,000
Jameson A. Baxter	$10,001-$50,000	over $100,000
Charles B. Curtis	$1-$10,000	over $100,000
Robert J. Darretta	$1-$10,000	over $100,000
Myra R. Drucker	$1-$10,000	over $100,000
John A. Hill	over $100,000	over $100,000
Paul L. Joskow	$1-$10,000	over $100,000
Elizabeth T. Kennan	$10,001-$50,000	over $100,000
Kenneth R. Leibler	$1-$10,000	over $100,000
Robert E. Patterson	$10,001-$50,000	over $100,000
George Putnam, III	$50,001-$100,000	over $100,000
*W. Thomas Stephens	$1-$10,000	over $100,000
Richard B. Worley	$1-$10,000	over $100,000
**Robert L. Reynolds	$1-$10,000	over $100,000

* Mr. Stephens, who retired from the Board of Trustees on March 31, 2008, was re-elected to the Board of Trustees after May 14, 2009.

** Trustees who is an "interested person" (as defined in the Investment Company Act of 1940) of the Fund, the Investment Management Company and/or the Principal Underwriter. Mr. and Reynolds is deemed an "interested person" by virtue of his position as an officer of the Fund, the Investment Management Company and/or the Principal Underwriter. Mr. Reynolds is the President and Chief Executive Officer of the Investment Management Company and President of the Fund and each of the other Putnam funds. None of the other Trustees is an "interested person."

Each independent Trustee of the Fund receives an annual retainer fee and additional fees for each Trustees meeting attended, for attendance at industry seminars and for certain related services. Independent Trustees also are reimbursed for costs incurred in connection with their services, including costs of travel, seminars and educational materials. All of the current independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting.

The standing committees of the Board of Trustees, and the number of times each committee met during the Fund's most recently completed fiscal year, are shown in the table below:

Audit and Compliance Committee	11
Board Policy and Nominating Committee	10
Brokerage Committee	7
Communications, Service and Marketing Committee	5
Contract Committee	16
Distributions Committee	11
Executive Committee	1
Investment Oversight Committees
Investment Oversight Committee A	10
Investment Oversight Committee B	10
Investment Oversight Committee C	10
Investment Oversight Committee D	10
Investment Oversight Committee E*	5
Investment Oversight Coordinating Committee	11
Pricing Committee	10

* This committee was formed in May 2009.

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2009, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2009:

COMPENSATION TABLE

		Pension or	Estimated
		retirement	annual
	Aggregate	benefits	benefits from	Total
	compensation	accrued as	all Putnam	compensation
	from the	part of Fund	funds upon	from all
Trustees/Year	Fund	expenses	retirement (1)	Putnam funds (2)

Ravi Akhoury/2009 (5)	$ 3,672	N/A	N/A	$ 259,167
Jameson A. Baxter/1994 (3)	$ 4,529	$ 668	$ 110,500	$ 295,000
Charles B. Curtis/2001	$ 4,384	$ 491	$ 113,900	$ 285,000
Robert J. Darretta/2007	$ 4,460	N/A	N/A	$ 290,000
Myra R. Drucker/2004 (3)	$ 4,529	N/A	N/A	$ 295,000
Charles E. Haldeman, Jr./2004 (7)	N/A	N/A	N/A	N/A
John A. Hill/1985 (3) (4)	$ 5,222	$ 1,114	$ 161,700	$ 374,376
Paul L. Joskow/1997 (3)	$ 4,456	$ 438	$ 113,400	$ 295,000
Elizabeth T. Kennan/1992 (3)	$ 4,529	$ 931	$ 108,000	$ 295,000
Kenneth R. Leibler/2006	$ 4,529	N/A	N/A	$ 295,000
Robert E. Patterson/1984	$ 4,529	$ 611	$ 106,500	$ 295,000
George Putnam, III/1984	$ 4,529	$ 527	$ 130,300	$ 295,000
Robert L. Reynolds/2008	N/A	N/A	N/A	N/A
W. Thomas Stephens/1997 (6)	$ 1,830	$ 805	$ 107,100	$ 139,167

Richard B. Worley/2004	$ 4,529	N/A	N/A	$ 285,000

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of December 31, 2009, there were 104 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of October 31, 2009, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were: Ms. Baxter-$15,921, Ms. Drucker-$4,329, Mr. Hill-$56,222, Dr. Joskow-$14,117, and Dr. Kennan-$1,835.

(4) Includes additional compensation to Mr. Hill for service as Chairman of the Trustees of the Funds.

(5) Mr. Akhoury was elected to the Board of Trustees of the Putnam funds on February 12, 2009.

(6) Mr. Stephens, who retired from the Board of Trustees of the Putnam funds on March 31, 2008, was re-elected to the Board of Trustees on May 14, 2009. Upon his retirement, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. In connection with his re-election to the Board of Trustees, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(7) Mr. Haldeman retired from the Board of Trustees of the Putnam funds on June 30, 2009.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan") each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

The Investment Management Company places all orders for purchases and sales of the Fund's portfolio securities. In selecting broker-dealers, the Investment Management Company may consider research and brokerage services furnished to it and its affiliates. As a matter of policy, the Investment Management Company is not permitted to consider sales of shares of the fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The following table shows brokerage commissions paid during the fiscal years indicated:

Fiscal Year	Brokerage commissions
2009	$96,680
2008	$475,931

2007	$181,506

The brokerage commissions for the Fund's 2009 fiscal year were lower than the brokerage commissions for the Fund's prior two fiscal years due to a change in fixed income market conditions. At the end of fiscal 2009, the Fund held securities of the Fund's regular broker-dealers as follows:

Broker-dealers or affiliates	Value of securities held

Bank of America Corp.	$1,635,079

Citigroup, Inc.	$8,473,049

Goldman Sachs Group, Inc. (The)	$4,314,602

Morgan Stanley	$1,892,063

For the fiscal year ended on October 31, 2009, the Fund paid $10,685,681 in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.

(5) Tax Treatment of Shareholders in Japan:

The Fund intends to qualify as a "bond investment trust." On that basis, the tax treatment of shareholders in Japan would be as follows:

(1) Distributions to be made by the fund will be treated as distributions made by a publicly offered, domestic public and corporate bond investment trust.

(2) Distributions (including differences (in terms of the Fund's currency) between the redemption amount and the amount equal to capital of the Fund (hereinafter the same shall apply)) to be made by the Fund to Japanese individual shareholders will be subject to the separate taxation from other income in Japan (i.e. 20% withholding tax (15% income tax and 5% local tax)). In this case, no report concerning payments will be filed with the Japanese tax authority.

(3) Distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax in Japan (i.e., 20% withholding tax (15% income tax and 5% local taxes)). In certain case, a report concerning payments will be filed with the chief of the tax office.

(4) In general, distributions from the Fund are subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. The amount withheld as U.S. federal income tax may be applied for foreign tax credit in Japan. Notwithstanding the above, distributions of certain properly designated "capital gain dividends," "interest-related dividends," and "short-term capital gain dividends" (as such terms are defined under the United States Internal Revenue Code of 1986, as amended the "Code") will generally not be subject to withholding of U.S. federal income tax. Furthermore, special tax rules may apply to distributions by the Fund of gain attributable to certain "U.S. real property interests." Shareholders should consult their own tax advisor to determine the suitability of shares of the Fund as an investment.

(5) The Japanese withholding tax imposed on distributions as referred to in (2) and (3) above will be collected by way of the so-called "balance collection method", so that only the amount equivalent to 20% of the distribution before U.S. withholding tax less the amount of U.S. withholding tax withheld will be collected in Japan.

(6) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to distributions paid by a domestic corporation, shall not apply.

(7) Capital gains and losses arising from purchase and sale, and repurchase of the shares, shall be treated in the same way as those arising from purchase and sale of a publicly offered, domestic public and corporate bond investment trust, and no tax will be levied on individual shareholders for their capital gains.

This Fund intends to qualify as a publicly offered, foreign government and corporate bond fund under the tax law. There is a possibility, however, that other treatment may be made due to judgment by the tax authority in the future. Also, the taxation treatment described above is subject to other changes of law or practice.

To ensure compliance with requirements imposed by the United States Internal Revenue Service, the investors are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

5. STATUS OF INVESTMENT FUND
(1) Diversification of Investment Fund:

		(As of the end of January, 2010)

Types of Assets	Name of Country	Total U.S. Dollars	Investment
			Ratio (%)

Mortgage Backed Securities	United States	597,650,814	52.14

Short-Term Investments	United States	418,879,507	36.54

Corporate Bonds and Notes	United States	231,732,413	20.22

	United Kingdom	10,995,074	0.96

	Canada	6,054,798	0.53

	Australia	3,345,328	0.29

	Belgium	2,944,465	0.26

	Germany	2,711,384	0.24

	France	2,631,314	0.23

	Luxembourg	1,893,735	0.17

	Switzerland	1,428,905	0.12

	Spain	1,071,806	0.09

	Qatar	1,064,638	0.09

	Netherlands	616,793	0.05

	Sub-total	266,490,653	23.25

Asset Backed Securities	United States	96,028,075	8.38

	United Kingdom	55,307	0.00

	Sub-total	96,083,382	8.38

US Government & Agency Obligations

U.S. Government Guaranteed
Mortgage Obligations	United States	16,604,020	1.45

U.S. Government Agency
Mortgage Obligations	United States	4,409,798	0.38

US Government & Agency Obligations	Sub-total	21,013,818	1.83

Purchased Options	United States	14,181,788	1.24

Municipal Bonds	United States	5,399,818	0.47

Senior Loans	United States	3,082,899	0.27

Cash, Deposit and Other Assets
(After deduction of liabilities)		(276,467,739)	(24.12)

Total		1,146,314,940	100.00

(Net Asset Value)		(JPY 102,905 million)

Note 1: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

Note 2: Details of the rating for the bonds invested by the Fund as of the end of January, 2010 are as follows:

							CCC
Rating	AAA	AA	A	BBB	BB	B	and	Other	Total
							Below

Percentage (%)	62.88	3.64	9.76	13.76	1.74	3.90	4.32	0.00	100.00

(2) Investment Assets:

(a) Names of Major Portfolio (Top 30 including the Equity Shares, Bonds, Options, etc.):

Please refer to the attached EXCEL Sheet (Top 30).

(b) Investment Real Estate:

Not applicable (as of the end of January, 2010).

(c) Other Major Investment Assets:

Not applicable (as of the end of January, 2010).

(3) Results of Past Operations:

(a) Record of Changes in Net Assets (Class M Shares):

Record of changes in net assets at the end of the following fiscal years and at the end of each month within a one year prior to the end of January, 2010 is as follows:

		TotalNet Asset Value		Net Asset Value per Share

		Dollar	Yen
		(thousands)	(millions)	Dollar	Yen

	6th FiscalYear	1,066,539	95,743	6.25	561

	(October 31, 2000)

	7th FiscalYear	1,024,351	91,956	6.64	596

	(October 31, 2001)

	8th FiscalYear	1,465,393	131,548	6.54	587

	(October 31, 2002)

	9th FiscalYear	884,380	79,391	6.63	595

	(October 31, 2003)

	10th FiscalYear	556,725	49,977	6.80	610

	(October 31, 2004)

	11th FiscalYear	420,886	37,783	6.66	598

	(October 31, 2005)

	12th FiscalYear	331,997	29,803	6.67	599

	(October 31, 2006)

	13th FiscalYear	253,457	22,753	6.68	600

	(October 31, 2007)

	14th FiscalYear	167,743	15,058	5.28	474

	(October 31, 2008)

	15th FiscalYear	194,199	17,433	6.50	584

	(October 31, 2009)

2009 End of	February	157,724	14,159	5.07	455

	March	158,771	14,253	5.15	462

	April	165,425	14,850	5.36	481

	May	171,471	15,393	5.59	502

	June	176,445	15,839	5.78	519

	July	182,405	16,374	6.03	541

	August	186,811	16,770	6.21	557

	September	192,250	17,258	6.35	570

	October	194,199	17,433	6.50	584

	November	195,078	17,512	6.54	587

	December	193,290	17,352	6.55	588

2010 End of	January	198,938	17,859	6.67	599

(Note) Operations of Class M Shares were commenced on December 14, 1994.

In addition, as of December 14, 1994 the total NAV was $1,005 (JPY 90,219) and NAV per share of Class M Shares was $6.50 (JPY 584).

(b) Record of Changes in Distributions Paid (Class M Shares):

Period	Amount of Dividend paid per Share

6th Fiscal Year (11/1/1999-10/31/2000)	$0.41	(JPY 37)

7th Fiscal Year (11/1/2000-10/31/2001)	$0.40	(JPY 36)

8th Fiscal Year (11/1/2001-10/31/2002)	$0.34	(JPY 31)

9th Fiscal Year (11/1/2002-10/31/2003)	$0.24	(JPY 22)

10th Fiscal Year (11/1/2003-10/31/2004)	$0.18	(JPY 16)

11th Fiscal Year (11/1/2004-10/31/2005)	$0.20	(JPY 18)

12th Fiscal Year (11/1/2005-10/31/2006)	$0.27	(JPY 24)

13th Fiscal Year (11/1/2006-10/31/2007)	$0.31	(JPY 28)

14th Fiscal Year (11/1/2007-10/31/2008)	$0.45	(JPY 40)

15th Fiscal Year (11/1/2008-10/31/2009)	$0.46	(JPY 41)

(Note) Record of distribution paid from March 2008 to February 2010 are as follows:

					Net Asset Value per Share
		Dividend			as of the Record Date

				Record
Month/Year		Dollar	Yen	Date	Dollar	Yen

2008 End of	March	0.028	2.514	3/17/08	6.54	587

	April	0.038	3.411	4/18/08	6.43	577

	May	0.038	3.411	5/19/08	6.52	585

	June	0.038	3.411	6/18/08	6.37	572

	July	0.038	3.411	7/18/08	6.25	561

	August	0.038	3.411	8/18/08	6.22	558

	September	0.038	3.411	9/18/08	6.07	545

	October	0.038	3.411	10/20/08	5.62	505

	November	0.038	3.411	11/18/08	5.07	455

	December	0.038	3.411	12/18/08	4.67	419

2009 End of	January	0.038	3.411	1/16/09	5.09	457

	February	0.038	3.411	2/18/09	5.15	462

	March	0.038	3.411	3/18/09	5.08	456

	April	0.038	3.411	4/20/09	5.21	468

	May	0.038	3.411	5/18/09	5.54	497

	June	0.038	3.411	6/18/09	5.64	506

	July	0.038	3.411	7/20/09	5.95	534

	August	0.038	3.411	8/18/09	6.12	549

	September	0.038	3.411	9/18/09	6.26	562

	October	0.038	3.411	10/19/09	6.48	582

	November	0.038	3.411	11/18/09	6.56	589

	December	0.038	3.411	12/18/09	6.55	588

2010 End of	January	0.038	3.411	1/15/10	6.62	594

	February	0.037	3.321	2/18/10	6.65	597

(c) Record of Changes in Return Rate (Class M Shares)

Record of changes in Return Rate during the following fiscal years is as follows:

Period		Return Rate*

6th Fiscal Year	(11/1/1999-10/31/2000)	4.05%

7th Fiscal Year	(11/1/2000-10/31/2001)	13.10%

8th Fiscal Year	(11/1/2001-10/31/2002)	3.77%

9th Fiscal Year	(11/1/2002-10/31/2003)	5.12%

10th Fiscal Year	(11/1/2003-10/31/2004)	5.40%

11th Fiscal Year	(11/1/2004-10/31/2005)	0.84%

12th Fiscal Year	(11/1/2005-10/31/2006)	4.38%

13th Fiscal Year	(11/1/2006-10/31/2007)	4.86%

14th Fiscal Year	(11/1/2007-10/31/2008)	15.19%

15th Fiscal Year	(11/1/2008-10/31/2009)	33.82%

* Return Rate (%) =[ [ Ending NAV x A] ] / Beginning NAV] – 1

"A" shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the NAV per share on the ex-dividend day of the relevant distribution plus 1.

Provided that Beginning NAV, except for the 1st fiscal year, means net asset value per share at the end of the fiscal year immediately preceding the relevant fiscal year, and Ending NAV means NAV per share at the end of the relevant fiscal year.

6. OUTLINE OF PROCEDURES, ETC.

[To be inserted the summary for Part III. "II. PROCEDURES, ETC."]

7. OUTLINE OF ADMINISTRATION AND MANAGEMENT

[To be inserted the summary for Part III. "III. ADMINISTRATION AND MANAGEMENT"]

II. INFORMATION ON FINANCIAL HIGHLIGHTS

[To be inserted the summary for Part III., "IV. FINANCIAL CONDITIONS OF THE FUND" ("1. Statement of Operations (Balance Sheet)" and "2. Statement of Asset and Liabilities").]

III. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Investor Services, Inc., One Post Office Square, Boston, Massachusetts 02109, U. S. A.

The Japanese investors who entrust the custody of their shares to a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. There are no annual shareholders' meetings. Special shareholders' meeting may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940. The Fund has voluntarily undertaken to hold a shareholder meeting at least every five years.

3. No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

IV. ITEMS OF DETAILED INFORMATION CONCERNING THE FUND

The Items of DETAILED INFORMATION CONCERNING THE FUND are as follows:

I. ADDITIONAL INFORMATION CONCERNING THE FUND
1. History of the Fund
2. Outline of Laws Regulating the Fund in the Jurisdiction Where Established
3. Outline of the Supervisory Authority

II. PROCEDURES, ETC.
1. Subscription Procedures, Etc.
2. Repurchase Procedures, Etc.

III. MANAGEMENT AND ADMINISTRATION
1. Outline of Management of Assets, Etc.
(1) Valuation of Assets
(2) Custody of Shares
(3) Duration Period
(4) Accounting Period
(5) Miscellaneous
2. Outline of Disclosure System
3. Rights of Shareholders, Etc.
(1) Rights of Shareholders, Etc.
(2) Foreign Exchange Control in the United States
(3) Agent in Japan
(4) Jurisdiction

IV. FINANCIAL CONDITION OF THE FUND
1. Financial Statements
2. Conditions of the Fund

V. RECORD OF SALES AND REPURCHASES

Attachment A

Net asset value per share as of the ex-dividend date:
(From December 1994 to February 2010)

Year / Month		Amount of Dividend	Ex-dividend Date	Net asset value per share as
		Paid (US$)		at the ex-dividend date

1994	December	0.039	12/15/1994	6.46

1995	January	0.041	1/16/1995	6.48
	February	0.039	2/15/1995	6.55
	March	0.039	3/15/1995	6.65
	April	0.039	4/17/1995	6.70
	May	0.040	5/15/1995	6.84
	June	0.039	6/15/1995	6.96
	July	0.039	7/17/1995	6.95
	August	0.039	8/15/1995	6.82
	September	0.039	9/15/1995	6.98
	October	0.039	10/16/1995	7.04
	November	0.039	11/15/1995	7.03
	December	0.038	12/15/1995	7.12

1996	January	0.038	1/15/1996	7.14
	February	0.038	2/16/1996	7.13
	March	0.038	3/15/1996	6.86
	April	0.038	4/15/1996	6.84
	May	0.038	5/15/1996	6.81
	June	0.037	6/17/1996	6.72
	July	0.036	7/15/1996	6.73
	August	0.036	8/15/1996	6.84
	September	0.036	9/16/1996	6.83
	October	0.036	10/15/1996	6.91
	November	0.036	11/15/1996	7.06
	December	0.036	12/16/1996	6.95

1997	January	0.035	1/15/1997	6.93
	February	0.036	2/18/1997	7.05
	March	0.036	3/17/1997	6.89
	April	0.036	4/15/1997	6.80
	May	0.036	5/15/1997	6.88
	June	0.036	6/16/1997	6.97
	July	0.036	7/15/1997	7.02
	August	0.035	8/15/1997	7.02
	September	0.038	9/15/1997	7.03
	October	0.036	10/15/1997	7.09
	November	0.036	11/17/1997	7.07
	December	0.036	12/15/1997	7.05

Year / Month		Amount of Dividend	Ex-dividend Date	Net asset value per share as
		Paid (US$)		at the ex-dividend date

1998	January	0.036	1/15/1998	7.11
	February	0.036	2/17/1998	7.11
	March	0.036	3/16/1998	7.09
	April	0.036	4/15/1998	7.08
	May	0.036	5/15/1998	7.04
	June	0.035	6/15/1998	7.11
	July	0.035	7/15/1998	7.07
	August	0.035	8/17/1998	7.00
	September	0.036	9/15/1998	6.90
	October	0.036	10/15/1998	6.84
	November	0.036	11/16/1998	6.77
	December	0.036	12/18/1998	6.89

1999	January	0.036	1/15/1999	6.86
	February	0.034	2/16/1999	6.78
	March	0.034	3/15/1999	6.74
	April	0.034	4/15/1999	6.75
	May	0.034	5/17/1999	6.62
	June	0.034	6/15/1999	6.47
	July	0.034	7/15/1999	6.54
	August	0.034	8/16/1999	6.41
	September	0.034	9/15/1999	6.40
	October	0.034	10/15/1999	6.35
	November	0.034	11/15/1999	6.43
	December	0.034	12/15/1999	6.35

2000	January	0.034	1/18/2000	6.23
	February	0.034	2/15/2000	6.27
	March	0.034	3/15/2000	6.29
	April	0.034	4/17/2000	6.27
	May	0.034	5/15/2000	6.09
	June	0.034	6/15/2000	6.19
	July	0.034	7/17/2000	6.21
	August	0.034	8/15/2000	6.28
	September	0.034	9/15/2000	6.26
	October	0.034	10/16/2000	6.26
	November	0.034	11/15/2000	6.25
	December	0.062	12/15/2000	6.31

2001	January	0.034	1/16/2001	6.32
	February	0.034	2/15/2001	6.35
	March	0.034	3/15/2001	6.44
	April	0.029	4/16/2001	6.34
	May	0.029	5/15/2001	6.36

Year / Month		Amount of Dividend	Ex-dividend Date	Net asset value per share as
		Paid (US$)		at the ex-dividend date

	June	0.029	6/15/2001	6.42
	July	0.029	7/16/2001	6.43
	August	0.029	8/15/2001	6.48
	September	0.029	9/17/2001	6.53
	October	0.029	10/15/2001	6.56
	November	0.029	11/15/2001	6.51
	December	0.029	12/17/2001	6.36

2002	January	0.029	1/15/2002	6.50
	February	0.029	2/15/2002	6.47
	March	0.029	3/15/2002	6.36
	April	0.029	4/15/2002	6.43
	May	0.029	5/15/2002	6.41
	June	0.029	6/17/2002	6.49
	July	0.029	7/15/2002	6.49
	August	0.029	8/15/2002	6.51
	September	0.024	9/16/2002	6.59
	October	0.024	10/15/2002	6.50
	November	0.024	11/15/2002	6.54
	December	0.024	12/13/2002	6.56

2003	January	0.024	1/15/2003	6.58
	February	0.020	2/18/2003	6.61
	March	0.020	3/17/2003	6.63
	April	0.020	4/15/2003	6.61
	May	0.020	5/15/2003	6.74
	June	0.018	6/16/2003	6.82
	July	0.017	7/17/2003	6.66
	August	0.018	8/15/2003	6.49
	September	0.017	9/17/2003	6.63
	October	0.018	10/17/2003	6.59
	November	0.018	11/17/2003	6.67
	December	0.017	12/18/2003	6.69

2004	January	0.018	1/15/2004	6.75
	February	0.018	2/17/2004	6.76
	March	0.014	3/17/2004	6.86
	April	0.014	4/16/2004	6.68
	May	0.014	5/17/2004	6.56
	June	0.014	6/17/2004	6.57
	July	0.014	7/16/2004	6.66
	August	0.014	8/17/2004	6.72
	September	0.014	9/17/2004	6.75
	October	0.014	10/15/2004	6.78

Year / Month		Amount of Dividend	Ex-dividend Date	Net asset value per share as
		Paid (US$)		at the ex-dividend date

	November	0.013	11/17/2004	6.77
	December	0.014	12/16/2004	6.77

2005	January	0.014	1/14/2005	6.77
	February	0.014	2/16/2005	6.80
	March	0.015	3/17/2005	6.72
	April	0.015	4/15/2005	6.75
	May	0.015	5/17/2005	6.78
	June	0.018	6/17/2005	6.80
	July	0.018	7/15/2005	6.78
	August	0.017	8/17/2005	6.75
	September	0.022	9/16/2005	6.75
	October	0.022	10/17/2005	6.67
	November	0.022	11/16/2005	6.65
	December	0.022	12/16/2005	6.67

2006	January	0.022	1/17/2006	6.71
	February	0.021	2/16/2006	6.64
	March	0.022	3/17/2006	6.63
	April	0.022	4/17/2006	6.54
	May	0.023	5/17/2006	6.50
	June	0.023	6/16/2006	6.49
	July	0.023	7/17/2006	6.49
	August	0.023	8/17/2006	6.57
	September	0.025	9/15/2006	6.60
	October	0.025	10/17/2006	6.60
	November	0.025	11/16/2006	6.65
	December	0.025	12/15/2006	6.67

2007	January	0.024	1/17/2007	6.64
	February	0.026	2/15/2007	6.66
	March	0.026	3/16/2007	6.70
	April	0.026	4/17/2007	6.67
	May	0.026	5/17/2007	6.64
	June	0.025	6/19/2007	6.56
	July	0.025	7/24/2007	6.58
	August	0.026	8/21/2007	6.63
	September	0.026	9/19/2007	6.65
	October	0.026	10/19/2007	6.70
	November	0.026	11/19/2007	6.67
	December	0.072	12/19/2007	6.61

2008	January	0.028	1/18/2008	6.69
	February	0.028	2/19/2008	6.56
	March	0.028	3/18/2008	6.50

Year / Month		Amount of Dividend	Ex-dividend Date	Net asset value per share as
		Paid (US$)		at the ex-dividend date

	April	0.038	4/21/2008	6.41
	May	0.038	5/20/2008	6.49
	June	0.038	6/19/2008	6.34
	July	0.038	7/21/2008	6.24
	August	0.038	8/19/2008	6.16
	September	0.038	9/19/2008	6.05
	October	0.038	10/21/2008	5.58
	November	0.038	11/19/2008	4.94
	December	0.038	12/19/2008	4.66

2009	January	0.038	1/20/2009	5.08
	February	0.038	2/19/2009	5.11
	March	0.038	3/19/2009	5.10
	April	0.038	4/21/2009	5.17
	May	0.038	5/19/2009	5.52
	June	0.038	6/19/2009	5.64
	July	0.038	7/21/2009	5.94
	August	0.038	8/19/2009	6.10
	September	0.038	9/21/2009	6.25
	October	0.038	10/20/2009	6.46
	November	0.038	11/19/2009	6.53
	December	0.038	12/21/2009	6.50

2010	January	0.038	1/19/2010	6.59
	February	0.037	2/19/2010	6.64

Record of Net Asset Value per Share (From December 31, 1994 to December 31, 2009)

Date	Net Asset Value per Share (US$)

December 31, 2009	6.55
December 31, 2008	4.91
December 31, 2007	6.63
December 31, 2006	6.67

December 31, 2005	6.69
December 31, 2004	6.78
December 31, 2003	6.68
December 31, 2002	6.63
December 31, 2001	6.44
December 31, 2000	6.33
December 31, 1999	6.32
December 31, 1998	6.88
December 31, 1997	7.07
December 31, 1996	6.98
December 31, 1995	7.20
December 31, 1994	6.47

Attachment B

Description of Major Fixed Income Securities (Note)

US Government Securities	Obligations of, or guaranteed by, the U.S.
Government, its agencies or
instrumentalities. The U.S. Government
does not guarantee the net asset value of the
Funds' shares.

Mortgage-Backed Securities (MBS)	Mortgage-backed securities, including
collateralized mortgage obligations
("CMOs") and certain stripped
mortgage-backed securities, represent a
participation in, or are secured by, mortgage
loans.

Asset-Backed Securities (ABS)	Asset-backed securities are structured like
mortgage-backed securities, but instead of
mortgage loans or interests in mortgage
loans, the underlying assets may include such
items as motor vehicle installment sales or
installment loan contracts, leases of various
types of real and personal property and
receivables from credit card agreements.

Investment-Grade Bonds	Securities that are rated in one of the four
highest rating categories as determined by a
nationally recognized statistical rating
organization, such as Standard & Poor's,
Fitch or Moody's, or are unrated securities
determined to be of comparable quality.
Investment grade securities are rated (from
highest to lowest quality) as AAA, AA, A or
BBB by Standard & Poor's and Fitch or as
Aaa, Aa, A or Baa by Moody's.

High Yield Securities	Non-investment grade or "high yield" fixed
income or convertible securities commonly
known to investors as "junk bonds" are debt
securities that are rated below investment
grade by the major rating agencies or are
unrated securities that Fund management

believes are of comparable quality. High
yield securities will generally be in the lower
rating categories and rated Ba or lower by
Moody's or BB or lower by Standard &
Poor's, or they will be will be non-rated.

Non U.S. Securities	The debt obligations of non U.S.
governments and their agencies and
instrumentalities may or may not be
supported by the full faith and credit of the
non U.S. government. In addition, non U.S.
securities are normally denominated and
traded in non U.S. countries' currencies. As
a result, the value of the Fund's non U.S.
investments and the value of its shares may
be affected favorably or unfavorably by
changes in currency exchange rates relative
to the U.S. dollar.

Emerging Market Securities	Emerging market issuers are tied
economically to countries with developing,
or emerging market, economies. Countries
with emerging market economies are those
with securities markets that are less
sophisticated than more developed markets
in terms of participation by investors, analyst
coverage, liquidity and regulation.

(Note) "Description of Major Fixed Income Securities" are defined by the Investment Management Company.

PART III. DETAILED INFORMATION CONCERNING THE FUND

I. ADDITIONAL INFORMATION CONCERNING THE FUND

1. History of the Fund:

October 13, 1954:	Organization of the Fund as a Massachusetts
corporation.

August 13, 1982:	Organization of the Fund as a Massachusetts business
trust. Adoption of the Agreement and Declaration of
Trust.

April 7, 1989:	Adoption of the Amended and Restated Agreement and
Declaration of Trust.

2. Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also intends to qualify each year and elect to be taxed as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended and the regulations thereunder.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts:

Chapter 182 provides in part as follows:

A copy of the declaration of trust must be filed with the Secretary of The Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of The Commonwealth on or before June 1, a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940:

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c. Securities Act of 1933:

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d. Securities Exchange Act of 1934:

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e. The U.S. Internal Revenue Code of 1986:

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

f. Other laws:

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

3. Outline of the Supervisory Authority:

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

b. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

II. PROCEDURES, ETC.

1. Subscription Procedures, Etc.:

(1) Sales Procedures in the United States

Investors residing in the United States can open a Fund account with as little as $500. The minimum investment is waived if the investors make regular investments weekly, semi-monthly or monthly through automatic deductions from their bank checking or savings account. Although, the Investment Management Company is currently waiving the minimum, it reserves the right to reject initial investments under the minimum in its discretion.

The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. The investor's financial representative or the Investor Servicing Agent generally must receive the investor's completed buy order before the close of regular trading on the New York Exchange ("NYSE") for the investor's shares to be bought at that day's offering price.

Investors can open an account:

* Through a financial representative. The investor's representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent, and may charge the investor for his or her services. Alternatively, investors may request an account application from the Investor Servicing Agent. Investors should simply complete the application and write a check for the amount the investors wish to invest, payable to the Fund, then return the check and completed form to the Investor Servicing Agent.

* Through systematic investing. Investors may make regular investments weekly, semi-monthly or monthly through automatic deductions from the investors' bank checking or savings account. Application forms are available through the investors' representative or by calling the Investor Servicing Agent at 1-800-225-1581.

* Through an investor's employer's retirement plan. If the investors participate in a retirement plan that offers the Fund, investors should consult their employer for information on how to purchase shares of the Fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, the Investor Servicing Agent may not be able to open the investor's fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. The Investor Servicing Agent may share identifying information with third parties for the purpose of verification. If the Investor Servicing Agent cannot verify identifying information after opening an investor's account, the Fund reserves the right to close an investor's account.

Other methods of making subsequent investments for investors residing in the U.S.:

Via the Internet or phone. If the investors have an existing Putnam fund account and the investors have completed and returned an Electronic Investment Authorization Form, the investor can buy additional shares online at www.putnam.com or by calling the Investor Servicing Agent at 1-800-225-1581.

By mail. The investors may also request a book of investment stubs for their account. Investors would complete an investment stub and write a check for the amount the investors wish to invest, payable to the Fund then return the check and investment stub to the Investor Servicing Agent.

By wire transfer. The investors may buy Fund shares by bank wire transfer of same-day funds. Investors would call the Investor Servicing Agent at 1-800 -225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The Fund will normally accept wired Funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. The investors' bank may charge them for wiring same-day funds. Although the Fund's designated bank does not currently charge the investors for receiving same-day funds, it reserves the right to charge for this service. The investors cannot buy shares for tax-qualified retirement plans by wire transfer.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

While the Fund no longer issues certificates for the Fund shares, previously issued share certificates remain valid.

(2) Sales Procedures in Japan

It is agreed and understood that the Shares of the Fund shall be offered by the Distributor to non-U.S. persons in Japan only and not to any "U.S. Person" as such person is defined below. In addition, if a shareholder becomes a U.S. Person after purchasing shares, the shareholder may hold shares continuously pursuant to the Account Contract (as defined below) but may not purchase additional shares from the Distributor in Japan.

A "U.S. Person" means any of the following: (1) a citizen or resident of the United States for U.S. federal income tax purposes; (2) a corporation, partnership or other legal entity organized under the law of the United States or any of its political subdivisions; (3) any estate or trust which is subject to U.S. federal income taxation regardless of the source of its income. For purposes of this definition, the "United States" means the United States of America and any of its states, territories, possessions or the District of Columbia.

In Japan, Shares of the Fund are offered on any Business Day and any business day of a financial instruments firm in Japan during the Subscription Period mentioned in "Section 7. Period of Subscription, Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement. A Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts (the "Account Contract") and receive from such investors an application for requesting the opening of a transactions account under the Account Contract. Purchase may be made in the minimum investment amount of 200 shares and in integral multiples of 100 shares.

The issue price for Shares during the Subscription Period shall be, in principle, the Net Asset Value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge in Japan shall be 3% of the amount obtained by deduction of the amount equivalent to 3% of the public offering price from such price (hereinafter referred to as the "Sales Price"). Any amount of the Sales Price over the net asset value shall be retained by Putnam Retail Management, principal underwriter of the Fund. The public offering price means the amount calculated by dividing the net asset value by (1- 0.0325) and rounding to three decimal places.

Investors who entrust a Sales Handling Company with safekeeping of the certificates for Fund shares will receive a trade balance report. In such case payment shall be made in yen in principal and the applicable exchange rate shall be the exchange rate determined by such Sales Handling Company to be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day. The payment may be made in dollars to the extent that the Sales Handling Companies agree.

In addition, Sales Handling Companies in Japan who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than JPY 100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the "Regulations Concerning the Transactions of Foreign Securities" established by the Association.

2. Repurchase Procedures, Etc.:

(1) Repurchase Procedures in the United States

Investors residing in the United States can sell their shares back to the Fund or exchange them for shares of the same class of another Putnam fund any day the NYSE is open, either through the investor's financial representative or directly to the Fund. (See Policy on excessive short-term trading later in this section regarding sales or exchanges made within 7 days of purchase.) Payment for redemption may be delayed until the Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

* Selling shares through the investor's financial representative. The investor's representative must receive the investor's request in proper form before the close of regular trading on the NYSE for the investor to receive that day's NAV, less any applicable deferred sales charge and short-term trading fee. The investor's representative will be responsible for furnishing all necessary documents to the Investor Servicing Agent on a timely basis and may charge investors for his or her services.

* Selling or exchanging shares directly with the Fund. The Investor Servicing Agent must receive the investor's request in proper form before the close of regular trading on the NYSE in order for the investor to receive that day's NAV, less any applicable sales charge and short-term trading fee.

By mail. The investors should send a signed letter of instruction by all registered owners or their legal representatives to the Investor Servicing Agent. If the investor has certificates for the shares he or she wants to sell or exchange the investor must return them unendorsed with their letter of instruction.

By telephone. The investor may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless the investor has notified the Investor Servicing Agent of an address change within the preceding 15 days, in which case other requirements may apply. Unless the investor indicates otherwise on the account application, the Investor Servicing Agent will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000.

Sale or exchange of shares by telephone is not permitted if there are certificates for the investor's shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

* Via the Internet. Investors may also exchange shares via the Internet at putnam.com/individual.

* Shares held through the investor's employer's retirement plan. For information on how to sell shares of the Fund that were purchased through the investor's employer's retirement plan, including any restrictions and charges that the plan may impose, an investor should consult the investor's employer.

* Additional requirements. In certain situations, for example, if the investor sells shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, the Investor Servicing Agent usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, the investor should contact the Investor Servicing Agent.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which the investors would like to exchange may also reject the investors' exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Investment Management Company determines are likely to have a negative effect on the fund or other Putnam funds. Investors are asked to consult the Investor Servicing Agent before requesting an exchange. Investors should ask their financial representative or the Investor Servicing Agent for prospectuses of other Putnam funds.

* Payment Information. The Fund generally sends an investor payment for his or her shares the business day after the investor's request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by U.S. federal securities law. An investor will not receive interest on uncashed redemption checks.

* Redemption by the Fund. If an investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the investor's shares without the investor's permission and send the investor the proceeds. To the extent permitted by applicable law, the Fund may also redeem shares if an investor owns shares more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

Risks of excessive short-term trading. Excessive short-term trading activity may reduce the Fund's performance and harm all Fund shareholders by interfering with portfolio management, increasing the Fund's expenses and diluting the Fund's net asset value. Depending on the size and frequency of short-term trades in the Fund's shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund's brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the Fund.

When the Fund invests in non-U.S. securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund's investments that result from events occurring after the close of the non-U.S. markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the Fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund's investments. In addition, the market for lower-rated bonds may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund's shares, which will reduce the Fund's performance and may dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the Fund holds other types of less liquid securities.

Fund policies. In order to protect the interests of long-term shareholders of the Fund, the Investment Management Company and the Fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by imposing short–term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, the Investment Management Company monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Account monitoring. The Investment Management Company's Compliance Department currently uses multiple reporting tools to monitor activity in retail customer accounts for which the Investor Servicing Agent maintains records. This review is based on the Fund's internal parameters for detecting excessive short-term trading, which consider the number of "round trip" transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that the Investment Management Company or the Fund considers to be excessive or inappropriate, Putnam Management will issue the investor and his or her financial intermediary, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege. The Fund also reserves the right to terminate the exchange privilege without a warning. In addition, the Investment Management Company will also communicate instances of excessive short-term trading to the compliance staff of an investor's broker, if one is identified.

Account restrictions. In addition to enforcing these exchange parameters, the Investment Management Company and the Fund reserve the right to reject or restrict purchases or exchanges for any reason. The Investment Management Company or the Fund may determine that an investor's trading activity is excessive or otherwise potentially harmful based on various factors, including an investor's or financial intermediary's trading history in the Fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the Fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the Fund or other Putnam funds. The Fund may take these steps in its discretion even if the investor's activity may not have been detected by the Fund's current monitoring parameters.

Limitations on the Fund's policies. There is no guarantee that the Fund will be able to detect excessive short-term trading in all accounts. For example, the Investment Management Company currently does not have access to sufficient information to identify each investor's trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the Fund's policies. In addition, even when the Investment Management Company has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The Fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. The Investment Management Company monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, the Investment Management Company will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the Fund's ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

(2) Repurchase Procedures in Japan

Shareholders in Japan may at any time request repurchase of their Shares without a contingent deferred sales charge. Repurchase requests in Japan may be made to the Investor Servicing Agent through the Sales Handling Company on a Fund Business Day that is a business day of financial instruments firms in Japan. Repurchases (other than repurchases of all of an investor's Fund Shares) shall be made only in integral multiples of 100 shares.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Mizuho Investors. The price shall be paid in yen through the Sales Handling Companies pursuant to the Contracts or, if the Sales Handling Companies agree, in dollars. Payment for repurchase proceeds shall generally be made on the fourth business day of financial instruments firms in Japan after and including the Trade Day.

III. MANAGEMENT AND ADMINISTRATION

1. Outline of Management of Assets, Etc.:

(1) Valuation of Assets:

The price of the Fund's shares is based on its NAV. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the NYSE each day the exchange is open.

The Fund values its investment for which market quotations are readily available at market value. It values all other investments and assets at their fair value. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the Fund's Trustees or dealers selected by the Investment Management Company. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation which the Investment Management Company does not believe accurately reflects the security’s fair value, the security will be valued at fair value by the Investment Management Company. The fair value determined for an investment may differ from recent market prices for the investment.

The Fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The Fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. U.S. Eastern time.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 of the 1940 Act. For other funds, securities and other assets ("Securities") for which market quotations are readily available are valued at prices which, in the opinion of the Investment Management Company, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. All other Securities are valued by the Investment Management Company or other parties at their fair value following procedures approved by the Trustees.

Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain non-U.S. securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

The Investment Management Company values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts' reports regarding the issuer. In the case of Securities that are restricted as to resale, the Investment Management Company determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive features.

Generally, trading in certain Securities (such as non-U.S. securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside of the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value non-U.S. equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, Securities held by the fund may be traded in non-U.S. markets that are open for business on day that the Fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the Fund.

Currency exchange rates used in valuing Securities are normally determined as of 3:00 p.m. Eastern time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the Fund's net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by the Investment Management Company at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by the Investment Management Company at their fair value following procedures approved by the Trustees. It is expected that any such instances would be very rare.

The fair value of Securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

If the Investment Management Company identifies a pricing error in the Fund's net asset value calculation, a corrective action may be taken in accordance with the Investment Management Company's pricing procedures. If the pricing error affects the net asset value of the Fund by less than one cent per share, the error is not considered material, and no action is necessary. If the pricing error affects the net asset value of the Fund by one cent per share or more, and subject to review of the general facts and circumstances of the pricing error, the Fund will not reprocess a shareholder account if ( i) the error in the net asset value calculation is less than 0.5% of net assets per share or (ii) the indicated adjustment to the account is less than $25. Conversely, the Fund will adjust a shareholder account if (i) an error is 0.5% or more of net assets per share, and (ii) the indicated adjustment to the account is $25 or more.

(2) Custody of Shares:

Share certificates shall be held by Shareholders at their own risk.

The custody of the Share certificates (if issued) representing Shares sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of Mizuho Investors. Trade balance reports shall be delivered by the Sales Handling Companies to the Japanese Shareholders.

(3) Duration Period:

Unless terminated, the Fund shall continue without limitation of time.

(4) Accounting Period:

The accounts of the Fund will be closed each year on 31st October.

(5) Miscellaneous:

(a) Suspension of Redemption:

The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the NYSE is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for protection of investors.

(b) Duration and Liquidation:

Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by vote of the Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

(c) Authorized Shares:

There is no prescribed authorized number of Shares, and Shares may be issued from time to time.

(d) Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of The Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the Trustees then in office when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Fund or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and notice thereof shall be sent to the Japanese Shareholders.

(e) Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

(f) How Performance Is Shown:

Fund advertisements may, from time to time, include performance information. "Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period.

For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for financial reporting purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner.

Yield is based on the price of the shares, including the maximum initial sales charge.

"Total return" for the one-, five- and ten-year periods (or for the life of the Fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price. Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used. For the one-year, five-year and ten-year periods ended October 31, 2009 the average annual total return for Class M shares of the Fund was 29.41%, 3.91% and 5.06%, respectively. Returns for Class M shares reflect the deduction of the current maximum initial sales charge of 3.25% for Class M shares. The 30-day SEC yield for the Class M shares of the Fund for the period ended October 31, 2009 was 4.41%.

All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.

(g) The Procedures Concerning Amendments to the Agreements Concluded Between the Related Companies, etc.:

(i) Management Contract

The Management Contract is effective upon its execution and will remain in full force and effect as to a Fund continuously thereafter (unless terminated automatically as set forth in Section 4 or terminated in accordance with the following paragraph) through June 30, 2010, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by (i) the Trustees, or the shareholders by the affirmative vote of a majority of the outstanding shares of the respective Fund, and (ii) a majority of the Trustees who are not interested persons of the Fund or of the Investment Management Company, by vote cast in person at a meeting called for the purpose of voting on such approval.

Either party thereto may at any time terminate this Contract as to a Fund by not less than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action with respect to a Fund may be taken either (i) by vote of a majority of the Trustees or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

This Agreement is governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

(ii) Sub-Management Contract

The Sub-Management Contract may be terminated with respect to the Fund without penalty by vote of the Trustees or the shareholders of the Fund, or by the Sub-Investment Management Company or the Investment Management Company, on 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not "interested persons" of the Investment Management Company or the Fund. The Sub-Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of the Investment Management Company or the Fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

(iii) Master Custodian Agreement

The Master Custodian Agreement with the Custodian became effective as of January 1, 2007 and shall continue in full force and effect for an initial term of (4) years from such effective date, and shall automatically renew for additional consecutive three (3) year terms, unless either party gives one hundred eighty (180) days’ prior written notice to the other party of its intent not to renew. If the Agreement is terminated (the effective date of such termination being referred to as the “Termination Date”), the Custodian shall, at the reasonable request of the Funds, and subject to the consent of the Custodian (which consent shall not be unreasonably withheld or delayed), continue to provide services hereunder for a period (the “Extension Period”) not to exceed ninety (90) days from the Termination Date, and the compensation payable to the Custodian for its services and expenses during such Extension Period shall not exceed one hundred and five percent (105%) (per annum) of the compensation last agreed upon by each Fund and the Custodian and in effect immediately prior to the Termination Date.

This Agreement is governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

(iv) Investor Servicing Agreement

The Investor Servicing Agreement takes effect upon its execution and remains in full force and effect until terminated as hereinafter provided. This Agreement may be amended at any time by mutual agreement of the parties hereto. It may be terminated by the Fund upon 90 days' written notice to the Investor Servicing Agent and by the Investor Servicing Agent upon six months' written notice to the Fund.

This Agreement is governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

(v) Master Sub-Accounting Agreement

The Master Sub-Accounting Agreement takes effect upon its execution and remains in full force for an initial term of 7 years from the date of execution, and shall automatically renew for additional consecutive 3 year terms, unless either party gives 180 days' prior written notice to the other of its intent not to renew. This Agreement shall be modified or amended from time to time by mutual written agreement of the parties to this Agreement.

This Agreement is governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

(vi) Agent Company Agreement:

The Agent Company Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party to this Agreement.

This Agreement shall be governed by and construed in accordance with the laws of Japan.

(vii) Japan Dealer Sales Contract:

Either party hereto may terminate Japan Dealer Sales Contract, without cause, upon 30 days' written notice to the other party. Either party hereto may also terminate this Contract for cause upon the violation by the other party of any of the provisions hereof, such termination to become effective on the date such notice of termination is mailed to the other party.

This Contract and the rights and obligations of the parties hereunder shall be governed by and construed under the laws of The Commonwealth of Massachusetts.

2. Outline of Disclosure System:

(1) Disclosure in United States of America:

(i) Disclosure to shareholders

In accordance with the Investment Company Act of 1940, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

(ii) Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the Investment Company Act of 1940.

(2) Disclosure in Japan:

a. Disclosure to the Supervisory Authority:

(i) Disclosure Required under the Financial Instruments and Exchange Law:

When the Fund intends to offer the Shares amounting to more than a certain amount in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities registration statements together with the copies of the Agreement and Declaration of Trust of the Fund and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance or through the electronic disclosure system regarding disclosure materials such as a securities registration statement or annual securities report pursuant to the Financial Instruments and Exchange Law of Japan ("EDINET").

The Sales Handling Companies of the Shares shall deliver, to the investors, prospectuses (kofu mokuromisho) the contents of which are substantially identical to Part I and Part II of the securities registration statements. In case of the investors' request, they shall deliver, to the investors, prospectuses (seikyu mokuromisho) the contents of which are substantially identical to Part III of the securities registration statements. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance or EDINET.

(ii) Notifications, etc. under the Law Concerning Investment Trusts and Investment Companies

Prior to offering of Shares for sale, the Trustees must file in advance the prescribed matters on the Fund with the Commissioner of Financial Services Agency under the Law Concerning Investment Trusts and Investment Corporations (the Law No.198, 1951) (hereinafter referred to as the "Investment Trusts Law"). In addition, if the Trustees amend the Agreement and the Declaration of the Trust of the Fund, the Fund must file in advance such amendment and the details thereof with the Commissioner of Financial Services Agency. Further, the Trustees must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Services Agency.

b. Disclosure to Japanese Shareholders:

If the Trustees intend to make any amendment to the Agreement and Declaration of Trust of the Fund and the amendment is significant or the case where the Trust is to be merged with another fund, the Trustee shall notify in writing Unitholders known in Japan of contents of the amendment and reasons therefore, etc. at least 14 days before the effective date of the amendment or merger.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Sales Handling Companies.

The above-described Management Report on the Fund will be sent to the shareholders known in Japan.

3. Rights of Shareholders, Etc.:

(1) Rights of Shareholders, Etc.:

Shareholders must register their shares in their own name in order to exercise directly their rights as Shareholders. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Sales Handling Company cannot exercise directly their Shareholder rights, because their Shares are registered in the name of the custodian. Shareholders in Japan may have the Sales Handling Companies exercise their rights on their behalf in accordance with the Account Agreement with the Sales Handling Companies.

Shareholders in Japan who do not entrust the custody of their Shares to the Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by Shareholders are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.

(ii) Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

(iii) Rights to receive dividends

Shareholders generally receive any distribution from net investment income monthly and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.

Shareholders may choose to reinvest distributions, capital gains or both in additional shares of the Fund or other Putnam funds, or they may receive them in cash in the form of a check or an electronic deposit to a bank account. Investors in Japan must receive all distributions in cash.

(iv) Right to receive distributions upon dissolution

Shareholders are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust in the offices of the Secretary of the Commonwealth of Massachusetts,

the accounting books at the discretion of the Court and the minutes of any shareholders' meetings.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is, at any time after it became effective, any material false or misleading statement in the U.S. registration statement, or any omission of any material statement required to be stated therein or necessary to cause the statements made therein, in light of the circumstances, to be not misleading, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustees of the issuer (or any person placed in the same position), any person involved in preparing such registration statement or any underwriter of the relevant shares.

(2) Foreign Exchange Control in the United States:

In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(3) Agent in Japan:

Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purposes of:

(a) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

(b) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the continuous disclosure and for the filing of the notification with the Commissioner of the Financial Services Agency is each of the following persons:

Harume Nakano
Ken Miura
Attorneys-at-law
Mori Hamada & Matsumoto

Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

(4) Jurisdiction:

The Fund acknowledges that the following court shall have jurisdiction over litigations related to transactions in the Units of the Fund acquired by Japanese investors:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

Enforcement proceedings of a final and definitive judgment on such litigation will be conducted in accordance wit the applicable laws of the relevant jurisdiction.

IV. FINANCIAL CONDITIONS OF THE FUND

1. FINANCIAL STATEMENTS

Financial highlights (For a share outstanding throughout the period)

			Year ended
			October 31

	2009	2008	2007	2006	2005

			Class M

Net asset value, beginning of period	$5.28	$6.68	$6.67	$6.66	$6.80

Investment operations

Net investment income (a)	.27	.36	.30	.25 (h)	.21

Net realized and unrealized gain
(loss) on investments	1.41	(1.31)	.02	.03	(.15)

Total from investment operations	1.68	(.95)	.32	.28	.06

Less distributions:
From net investment income	(.46)	(.45)	(.31)	(.27)	(.20)

Total distributions	(.46)	(.45)	(.31)	(.27)	(.20)

Redemption fees (b)	—	—	—	—	—

Net asset value, end of period	$6.50	$5.28	$6.68	$6.67	$6.66

Total return at
net asset value (%) (c)	33.82	(15.19)	4.86	4.38	.84

Net assets, end of period
(in thousands)	$194,199	$167,743	$253,457	$331,997	$420,886

Ratio of expenses to average
net assets (%) (d, e)	1.93(g)	1.24	1.23	1.20 (h)	1.23
Ratio of expenses to average
net assets excluding interest
expense (%) (d, e)	1.21	1.24	1.23	1.20 (h)	1.23
Ratio of net investment income
to average net assets (%) (d)	4.83	5.67	4.45	3.85 (h)	3.15
Portfolio turnover (%)(f)	331.48	200.36	322.90	238.67	300.04

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Amount represents less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund were waived in connection with the fund's investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of the fund for the periods ended October 31, 2009, October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 reflect a reduction of 0.19%. 0.09%, 0.08%, 0.05% and 0.03%, respectively, of average net assets for class M shares.

(e) Includes amounts paid through expense offset arrangements.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.72% of average net assets as of October 31, 2009.

(h) Reflects a non-recurring reimbursement to the fund from the Investment Management Company relating to the calculation of certain amounts paid by the fund to the Investment Management Company in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended October 31, 2006.

[The following financial documents are omitted here.]

Statement of assets and liabilities October 31, 2009

Statement of operations Year ended October 31, 2009

Statement of changes in net assets October 31, 2009

Financial highlights (For a share outstanding throughout the period)

Notes to financial statements October 31, 2009

Portfolio of investments owned October 31, 2009

Statement of assets and liabilities October 31, 2008

Statement of operations Year ended October 31, 2008

Statement of changes in net assets October 31, 2008

Financial highlights (For a share outstanding throughout the period)

Notes to financial statements October 31, 2008

Portfolio of investments owned October 31, 2008

2. CONDITION OF THE FUND

Statement of Net Assets

	(As of the end of January, 2010)

	$	JPY

		(in thousands (except e.))

a. Total Assets	1,546,943,458	138,869,114

b. Total Liabilities	400,628,518	35,964,422

c. Total Net Assets (a-b)	1,146,314,940	102,904,692

d. Total Number of Shares

Outstanding

Class A	106,753,092	Shares

Class B	6,470,685	Shares

Class C	8,395,804	Shares

Class M	29,816,253	Shares

Class R	341,771	Shares

Class Y	17,632,238	Shares

e. Net Asset Value
per Share (c/d)

Class A	$6.78	JPY 609

Class B	$6.73	JPY 604

Class C	$6.75	JPY 606

Class M	$6.67	JPY 599

Class R	$6.76	JPY 607

Class Y	$6.85	JPY 615

V. RECORD OF SALES AND REPURCHASES (Class M Shares):

Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of such Fiscal Years are as follows:

	Number of	Number of Shares	Number of Outstanding
	Shares Sold	Repurchased	Shares

6th Fiscal Year	10,318,568	92,925,457	170,695,859
(11/1/1999-10/31/2000)	(8,243,400)	(90,266,600)	(165,160,500)

7th Fiscal Year	38,793,436	55,278,044	154,211,251
(11/1/2000-10/31/2001)	(33,741,000)	(51,079,100)	(147,822,400)

8th Fiscal Year	100,233,673	30,364,757	224,080,167
(11/1/2001-10/31/2002)	(95,425,400)	(26,110,700)	(217,137,100)

9th Fiscal Year	31,546,839	122,204,015	133,422,991
(11/1/2002-10/31/2003)	(29,536,500)	(118,350,100)	(128,323,500)

10th Fiscal Year	2,077,209	53,602,766	81,897,434
(11/1/2003-10/31/2004)	(1,426,500)	(50,958,900)	(78,791,100)

11th Fiscal Year	1,095,526	19,762,113	63,230,847
(11/1/2004-10/31/2005)	(502,900)	(18,593,900)	(60,700,100)

12th Fiscal Year	636,652	14,063,029	49,804,470
(11/1/2005-10/31/2006)	(277,600)	(13,048,500)	(47,929,200)

13th Fiscal Year	459,288	12,340,684	37,923,074
(11/1/2006-10/31/2007)	(93,000)	(11,708,400)	(36,313,800)

14th Fiscal Year	686,280	6,837,946	31,771,408
(11/1/2007-10/31/2008)	(391,400)	(6,252,000)	(30,453,200)

15th Fiscal Year	2,328,323	4,240,822	29,858,909
(11/1/2008-10/31/2009)	(1,549,200)	(3,808,200)	(28,194,200)

PART IV. SPECIAL INFORMATION

I. OUTLINE OF THE MANAGEMENT COMPANY

1. Outline of the Management Company:

A. Putnam Income Fund (the "Fund")

(1) Amount of Capital Stock

Not applicable.

(2) Structure of the management of the Fund

The Trustees are responsible for generally overseeing the conduct of the Fund's business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Fund, to the extent provided therein (v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.

Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

B. Putnam Investment Management, LLC (the "Investment Management Company"):

(1) Amount of Capital Stock

1. Amount of Member's Equity (as of the end of January, 2010): $32,199,407 †

2. Amount of Member's Equity (for the past five years):

Year	Amount of Member's Equity

End of 2005	$73,231,356
End of 2006	$70,594,104
End of 2007	$117,226,875
End of 2008	$58,526,939
End of 2009	$69,079,977 †

† Unaudited.

(2) Structure of the Management of the Company

The Investment Management Company is ultimately managed by its managing member.

Each fund managed by the Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, the Investment Management Company's Fixed Income Investments Group), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company. The Trustees meet periodically and review the performance of each fund with its manager at least annually.

In selecting portfolio securities for the Fund, the Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. The Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

2. Description of Business and Outline of Operation

A. Fund:

The Fund may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Fund has retained Putnam Investment Management, LLC, the Investment Management Company, to render investment advisory services, Putnam Investor Services, Inc., to act as Investor Servicing Agent and State Street Bank and Trust, to hold the assets of the Fund in custody and acts as Sub-Accounting Agent.

B. The Investment Management Company:

The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of January 31, 2010, the Investment Management Company managed, advised, and/or administered the following 104 funds and fund portfolios (having an aggregate net asset value of approximately $61.5 billion):

		(as of the end of January, 2010)

Country where Funds		Number of	Net Asset Value
are established or	Principal Characteristic	Funds	(million dollars)
managed

U.S.A.	Closed End Type Bond Fund	5	$2,611.19

	Open End Type Balanced Fund	15	$15,375.79

	Open End Type Bond Fund	35	$22,086.09

	Open End Type Equity Fund	49	$21,473.78

Total	104	$61,546.85

3. Financial Conditions:

A. Fund

Same as Part III., IV. FINANCIAL CONDITIONS OF THE FUND.

B. The Investment Management Company:

(translated from the English source: omitted in this English translation)

4. Restrictions on Transactions with Interested Parties:

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, the Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of the Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

5. Miscellaneous

A. Fund:

(a) Changes of Trustees and Officers

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

(b) Amendment to the Agreement and Declaration of Trust

Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.

(c) Litigation and Other Significant Events

Nothing which has or which would have a material adverse effect on the Fund has occurred which is required to be disclosed and has not been disclosed as of the filing date. The fiscal year end of the Fund is October 31. The Fund is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

B. The Investment Management Company:

(a) Election and Removal of Directors:

Directors of the Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of the Investment Management Company.

(b) Election and Removal of Officers:

Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

(c) Supervision by SEC of Changes in Directors and Certain Officers:

The Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the 1940 Act, which reports list and provide certain information relating to directors and officers of the Investment Management Company.

Under Section 9 (b) of the Investment Company Act of 1940 SEC may prohibit the directors and officers from remaining in office, if the SEC judges that such directors and officers have willfully violated any provision of the federal securities law.

(d) Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.

a. Articles of Organization of the Investment Management Company may be amended, under the Delaware Limited Liability Company Act, by appropriate shareholders' vote.

b. Under the Delaware Limited Liability Company Act, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.

c. The Investment Management Company has no direct subsidiaries.

(e) Litigation and Other Significant Events

In late 2003 and 2004, the Investment Management Company settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from the Investment Management Company will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against the Investment Management Company and, in a limited number of cases, some Putnam funds. The Investment Management Company believes that these lawsuits will have no material adverse effect on the funds or on the Investment Management Company's ability to provide investment management services. In addition, the Investment Management Company has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Except for the above, nothing which has or which would have a material adverse effect on the Investment Management Company has occurred which is required to be disclosed and has not been disclosed as of the filing date.

II. OUTLINE OF THE OTHER RELATED COMPANIES

1 Name, Amount of Capital and Description of Business:

(A) Putnam Investor Services, Inc. (the Investor Servicing Agent):

(1) Amount of Capital:

U.S.$ 16,240,551 (approximately JPY 1.5 billion) as of January 31, 2010.

(2) Description of Business:

Putnam Investor Services, Inc. is a Massachusetts corporation and is an indirect wholly-owned subsidiary of Putnam Investments, LLC, parent company of the Investment Management Company.

(B) State Street Bank and Trust Company (the Custodian and Sub-Accounting Agent)

(1) Amount of Capital

Total consolidated shareholder's equity: U.S. $14,688,018 (JPY 1.3 billion) as of the end of December, 2009.

(2) Description of Business

State Street Bank and Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of State Street Bank Holding Company. State Street Bank and Trust Company has been providing custody services to mutual fund, since 1924.

(C) Putnam Retail Management Limited Partnership ("Putnam Retail Management") (the Principal Underwriter):

(1) Amount of Capital:

U.S . $32,105,330 (approximately JPY 2.9 billion) as of the end of January, 2010.

(2) Description of Business:

Putnam Retail Management is the Principal Underwriter of the shares of Putnam Funds including the Fund.

(D) Putnam Investments Limited (the Sub-Investment Management Company):

(1) Amount of Capital:

U.S . $2,489,743,000 (approximately JPY 223.5 billion) as of the end of December, 2009.

(2) Description of Business:

PIL is a United Kingdom corporation and is a wholly-owned indirect subsidiary of Putnam, LLC, parent company of the Investment Management Company. PIL provides a full range of international investment advisory services to institutional and retail clients.

(E) Mizuho Investors Securities Co., Ltd. (Distributor in Japan and Agent Company):

(1) Amount of Capital:

JPY 80,288.29 million as of the end of January, 2010.

(2) Description of Business:

Mizuho Investors Securities Co., Ltd. is a first financial instruments firm in Japan under the Financial Instruments and Exchange Law. Mizuho Investors Securities Co., Ltd. engages in handling the sales and redemptions of the fund shares for the offering of foreign investment funds.

2 Outline of Business Relationship with the Fund:

(A) Putnam Investor Services, Inc. (the Investor Servicing Agent):

Putnam Investor Services, Inc. provides shareholder services to the Fund.

(B) State Street Bank and Trust Company (the Custodian and Sub-Accounting Agent)

State Street Bank and Trust Company provides custody and sub-accounting services to the Fund.

(C) Putnam Retail Management Limited Partnership ("Putnam Retail Management") (the Principal Underwriter):

Putnam Retail Management engages in providing marketing services to the Fund.

(D) Putnam Investments Limited (the Sub-Investment Management Company):

PIL provides investment advisory services for a portion of the Fund's assets as determined by the Investment Management Company.

(E) Mizuho Investors Securities Co., Ltd. (Distributor in Japan and Agent Company):

The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

3 Capital Relationships

100% of the interests in Putnam Investment Management, LLC are held by Putnam Investments, LLC as of the date hereof.

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entirety by the complete registration statement of the Fund and the full text of any referenced statutes and regulations.

I. Massachusetts Business Trusts

A. General Information

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of The Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B. Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II. United States Investment Company Laws and Enforcement

A. General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

1. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S.

Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The 1933 Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

3. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4. The Internal Revenue Code

An investment company is generally an entity subject to federal income taxation under the Internal Revenue Code of 1986, as amended (the "Code"). However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

5. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

B. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the 1940 Act, and otherwise to enforce the provisions of the 1940 Act.

2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

C. Offering Shares to the Public

An investment company ("investment company" or "fund") offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

D. Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to;

1. Updating its prospectus if it becomes materially inaccurate or misleading;

2. Annual update of its registration statement;

3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and independent registered public accounting firm;

5. Maintenance of a code of ethics; and

6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV. Share Information

A. Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange ("NYSE") (4:00 p.m., New York time) each day the NYSE is open.

B. Redemption

Shareholders may generally sell shares of a fund to that fund any day the New York Stock Exchange is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C. Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V. Shareholder Information, Rights and Procedures for the Exercise of Such Rights

A. Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B. Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C. Dissolution

Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares owned.

D. Transferability

Shares of a fund are typically transferable without restriction.

E. Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI. Tax Matters

The following is a brief summary of some of the important U.S. federal (and, where noted, state) income tax consequences affecting the Fund's shareholders who are not treated as "United States persons" under the Code, and who are not engaged in the conduct of a trade or business in the United States. Such shareholders are referred to in this discussion as "non-U.S. shareholders." Shareholders who are treated as United States persons or hold Fund shares in connection with the conduct of a trade or business in the United States, should consult the tax discussion in the Fund's Prospectus and Statement of Additional Information. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan" for information regarding the Japanese tax consequences of investing in shares of the Fund. The following discussion is very general and subject to change. Therefore, prospective investors are urged to consult their own tax advisors about the impact an investment in the Fund may have on their own tax situations.

To ensure compliance with requirements imposed by the United States Internal Revenue Service ("IRS"), investors are hereby notified that the United States tax advice contained herein (i) is written in connection with the promotion or marketing by the Fund of the transactions or matters addressed herein, and (ii) is not intended or written to be used, and cannot be used by any taxpayer, for the purpose of avoiding United States tax penalties. Each taxpayer should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

A. U.S. Taxation of the Fund

The Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Code.

As a RIC qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders in a timely manner. In addition, as long as it qualifies as a RIC under the Code, under present Massachusetts law the Fund is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a RIC and to receive the favorable tax treatment accorded RICs and their shareholders, the Fund must, among other things,

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (ii) net income from interests in "qualified publicly traded partnership" (as defined below);

(b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other RICs and other securities limited in respect of any one issuer to a value not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally a partnership (i) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RIC's, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. For purposes of meeting the diversification requirement described in (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund's ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as Capital Gain Dividends ("Capital Gain Dividends")).

If the Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the

Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income (which is retained by the Fund) will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this delegation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain for Capital Gain Dividend purposes, a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a RIC, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

If the Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund would be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Capital Gain Dividends are made after applying any available capital loss carryovers.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend the long-term capital gain rate reduction for tax years beginning on or after January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. It is currently unclear whether Congress will extend this special tax treatment of qualified dividend income for tax years beginning on or after January 1, 2011.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

The Fund's transactions in non-U.S. currencies, non-U.S. currency-denominated debt securities and certain non-U.S. currency options, futures contracts or forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Investment by the Fund in "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax or other charges on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the PFIC as a "qualified electing fund" ("QEF").

A PFIC is any non-U.S. corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains. Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder's not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

B. U.S. Tax Treatment of Non-U.S. Citizens

Distributions from the Fund to non-U.S. shareholders will generally be subject to withholding of U.S. federal income tax at a rate of 30% unless an applicable income tax treaty reduces or eliminates the withholding tax and the non-U.S. shareholder complies with certain certification requirements. For residents of Japan, the withholding tax rate applicable to distributions from the Fund will generally be subject to withholding of U.S. federal income tax at a reduced rate of 10% under the United States-Japan tax treaty. Notwithstanding the above, distributions of properly designated Capital Gain Dividends, Interest-Related Dividends and Short-Term Capital Gain Dividends (the latter two defined below) will generally not be subject to withholding of U.S. federal income tax.

Under U.S. federal tax law, a beneficial holder of shares who is a non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on properly designated distributions of net capital gains from the sale of investments that a Fund owned for more than 12 months (a "Capital Gain Dividends"). However, a non-U.S. shareholder may be subject to U.S. federal income tax if (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain, will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Effective for taxable years of a Fund beginning before January 1, 2010, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a non-U.S. shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, to the extent such distributions are properly designated by the Fund (an "Interest-Related Dividend"), and (ii) with respect to distributions (other than distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund (a "Short-Term Capital Gain dividend"). The Fund may opt not to designate dividends as Interest-related Dividends or Short-term Capital Gain Dividends to the full extent provided by the Code. As noted above, Capital Gain Dividends are not subject to withholding of U.S. federal income tax.

Pending legislation proposes to extend the exemption from withholding for interest-related dividends and short-term capital gain dividends for one additional year, i.e., for dividends with respect to taxable years beginning on or after January 1,

2010 but before January 1, 2011. As of the date of this Securities Registration Statement, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Distributions will not be subject to backup withholding to the extent they are subject to the withholding of U.S. federal income tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders of the Fund should consult their tax advisers in this regard.

To the extent the Fund qualifies and makes an election to pass-through foreign taxes to its shareholders, as described earlier, foreign shareholders of the Fund generally will be subject to increased U.S. federal income taxation without a corresponding benefit for the pass-through of foreign taxes.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax referred to above.

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

VII. Important Participants in Offering of Mutual Fund Shares

A. Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B. Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C. Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D. Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E. Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

IV. FORM OF FOREIGN INVESTMENT FUND SECURITIES

Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

(1) Front

a. Name of the Fund
b. Number of shares represented
c. Signatures of the Chairman and Transfer Agent
d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2) Back

a. Space for endorsement
b. Description concerning delegation of transfer agency

V. MISCELLANEOUS

(1) The ornamental design is used in cover page of the Japanese Prospectus.

(2) The following must be set forth in the Prospectus.

* Outline of the Prospectus will be included at the beginning of the Prospectus, summarizing the content of Part I., INFORMATION CONCERNING SECURITIES, "I. DESCRIPTIONS OF THE FUND" in "Part II. INFORMATION CONCERNING THE FUND" and "II. OUTLINE OF THE OTHER RELATED COMPANIES" in "Part IV. SPECIAL INFORMATION", of the SRS, and Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts and the related regulation of the Distributors regarding the subscription and payment, etc.

* Up-to-date information regarding "(1) Diversification of Investment Fund" and "(3) Results of Past Operations" of "5. Status of Investment Portfolio" in "I. DESCRIPTION OF THE FUND" and regarding "IV. FINANCIAL CONDITIONS OF THE FUND", in "Part III. DETAILED INFORMATION CONCERNING THE FUND", of the SRS, which will be obtainable from time to time after the filing of the SRS, may be shown in the table, and such information may be shown graphically in addition to in a table form as an attachment to the Prospectus. Also, the foreign exchange rate related to the Fund may be shown.

Filed Document:	ANNUAL SECURITIES REPORT

To be filed with:	Director of Kanto Local Finance Bureau

Fiscal Year:	Fifteenth Term
(From November 1, 2008 to October 31, 2009)

Filing Date:	April 6, 2010

Name of the Reporting Fund:	PUTNAM INCOME FUND

Name of the Issuer:	PUTNAM INCOME FUND

Name and Official Title of	Jonathan S. Horwitz
Representative of the Fund:	Executive Vice President, Treasurer, Principal
Executive Officer and Compliance Liaison

Address of Principal Office:	One Post Office Square
Boston, Massachusetts 02109
U. S. A.

Name and Title of Reporting Agent:	Harume Nakano
Attorney-at-Law

Ken Miura
Attorney-at-Law

Address or Place of Business	Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Harume Nakano
Ken Miura
Attorneys-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Places where a copy of this Annual
Securities Report is available
for Public Inspection	Not applicable.

Note 1: The exchange rate of U.S. Dollars ("dollar" or "$") into Japanese Yen is JPY 89.77 for one U.S. Dollar, which is the actual middle point between the selling and buying currency rate by telegraphic transfer on the January 29, 2010 quoted by The Bank of Tokyo-Mitsubishi UFJ, Ltd. The same applies hereinafter.

Note 2: In this document, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and otherwise rounding down when necessary. As a result, there are cases in which Japanese yen figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to the year from November 1 to October 31 of the following year.

PART I. INFORMATION CONCERNING THE FUND

I. DESCRIPTION OF THE FUND

The description in this item is the same as the description in PART II., I. DESCRIPTION OF THE FUND, excluding 6. OUTLINE OF PROCEDURES, ETC. and 7. OUTLINE OF ADMINISTRATION AND MANAGEMENT of the Securities Registration Statement set forth before.

II. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

The description in this item is the same as the description in PART II., III. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES of the Securities Registration Statement set forth before.

PART II. DETAILED INFORMATION CONCERNING THE FUND

I. ADDITIONAL INFORMATION CONCERNING THE FUND

The description in this item is the same as the description in PART III., I. ADDITIONAL INFORMATION CONCERNING THE FUND of the Securities Registration Statement set forth before.

II. PROCEDURES, ETC.

The description in this item is the same as the description in PART III., II. PROCEDURES, ETC. of the Securities Registration Statement set forth before.

III. MANAGEMENT AND ADMINISTRATION

The description in this item is the same as the description in PART III., III. MANAGEMENT AND ADMINISTRATION of the Securities Registration Statement set forth before.

IV. FINANCIAL CONDITION OF THE FUND

The description in this item is the same as the description in PART III., IV. FINANCIAL CONDITIONS OF THE FUND of the Securities Registration Statement set forth before.

V. RECORD OF SALES AND REPURCHASES

The description in this item is the same as the description in PART III., V. RECORD OF SALES AND REPURCHASES of the Securities Registration Statement set forth before.

PART III. SPECIAL INFORMATION

I. OUTLINE OF THE MANAGEMENT COMPANY

The description in this item is the same as the description in PART IV., I. OUTLINE OF THE MANAGEMENT COMPANY of the Securities Registration Statement set forth before.

II. OUTLINE OF THE OTHER RELATED COMPANIES

The description in this item is the same as the description in PART IV., II. OUTLINE OF THE OTHER RELATED COMPANIES of the Securities Registration Statement set forth before.

III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

The description in this item is the same as the description in PART IV., III. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS of the Securities Registration Statement set forth before.

IV. REFERENCE INFORMATION

The following documents concerning the Fund have been filed with Director of Kanto

Local Finance Bureau of the Ministry of Finance of Japan.

March 10, 2008:	Extraordinary Report

April 6, 2009:	Securities Registration Statement / Annual Securities
Report (the Fourteenth term)

April 10, 2008:	Amendment to Extraordinary Report

July 31, 2009:	Semi-annual Report (during the Fifteenth term) /
Amendment to Securities Registration Statement

Attachment

The description in this item is the same as the description in the Attachment of the Securities Registration Statement set forth before.